UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material Pursuant to §240.14a-12

ROCKET COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

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Our ISMs

Our culture is based on 20 philosophies that we call "ISMs." Each one shares how we can succeed and what we value. Our ISMs unite us around a culture of excellence. This is how we leave our mark. This is how we create an impact. This is how we change the industry.

To read more about Our ISMs, visit: RocketCompanies.com

ROCKET COMPANIES • *2020 Annual Report*

2020 Annual Report • ROCKET COMPANIES

Always raising our level of awareness.

Obsessed with finding a better way.

It's not about who is right. It's about what is right.

We are the they.

You'll see it when you believe it.

Yes before no.

Innovation is rewarded. Execution is worshiped.

The inches we need are everywhere around us.

We'll figure it out.

We eat our own dog food.

Ignore the noise.

Do the right thing.

A penny saved is a penny.

Every client. Every time. No exceptions. No excuses.

Responding with a sense of urgency is the ante to play.

Simplicity is genius.

Numbers and money follow; they do not lead.

Take the roast out of the oven.

Every second counts.

The packaging is just as important as the contents.

April 14, 2021
Dear Fellow Stockholders,
On behalf of the Board of Directors and the leadership team, we invite you to attend the 2021 Annual Meeting of Stockholders, to be held at:
1:00 p.m., Eastern Daylight Time	Tuesday, May 25, 2021
www.virtualshareholdermeeting.com/RKT2021
As part of our precautions regarding the coronavirus and to support the health and well-being of our stockholders, the 2021 Annual Meeting of Stockholders will be held exclusively online. There will not be a physical location for the Annual Meeting and you will not be able to attend the meeting in person. We hope that you will be able to attend and participate in the Annual Meeting.
As we reflect on 2020, our first year as a public company, we are proud to have showcased to the world how the continued investment in our technology platform in combination with our team members and client-centric culture created true differentiation for Rocket Companies. We were able to help over one million clients with their home financing needs last year, while also seeing our investments in areas like ethical artificial intelligence and machine learning bring significant improvements to the marketplace. This is true not only in the growth of our mortgage business, but also in the expansion of auto sales, the seamless connections we created between clients and real estate agents and the digitization of the loan closing process. During a period that saw our business grow with revenues increasing 208% year-over-year to $15.7 billion, our proprietary Rocket technology platform proved time and time again that it drives success.
At the meeting, you will have a chance to vote on the matters set forth in the accompanying Notice Of 2021 Annual Meeting Of Stockholders And Proxy Statement, and we will share a report on our business and operations.
Your vote is important. Even if you plan to participate in the Annual Meeting, please vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. The instructions set forth in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card explain how to vote your shares.
On behalf of the Board of Directors, thank you for your ongoing support of Rocket Companies, Inc.
Sincerely,

DAN GILBERT Founder and Chairman of the Board	JAY FARNER Vice Chairman of the Board and Chief Executive Officer

Notice Of 2021 Annual Meeting
Of Stockholders
The accompanying proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of Rocket Companies, Inc. for use at the 2021 annual meeting of stockholders.
The annual meeting is being held virtually by live webcast at: www.virtualshareholdermeeting.com/RKT2021 on Tuesday, May 25, 2021, at 1:00 p.m., Eastern Daylight Time, to conduct the following items of business:

To elect to our Board of Directors three Class I directors, named in the accompanying proxy statement, each to serve for a three-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.
To approve (on a non-binding, advisory basis) the compensation of our named executive officers.
To approve (on a non-binding, advisory basis) whether an advisory vote on the compensation of our named executive officers should occur every one, two or three years.
To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.
The accompanying proxy statement describes each of these items of business in detail. We have not received notice of any other matters that may properly be presented at the annual meeting.
We began mailing a Notice of Internet Availability of Proxy Materials on or about April 14, 2021 to holders of record of shares of our Class A common stock and Class D common stock at the close of business on the record date, March 31, 2021. We further provided those stockholders with access to our online proxy materials and filed our proxy materials with the Securities and Exchange Commission (the “SEC”). The Notice of Internet Availability of Proxy Materials contains information on how to access this notice, the proxy statement, the form of proxy and our 2020 annual report to stockholders over the Internet, as well as instructions on how to request a paper copy of these materials.
Only stockholders of record at the close of business on March 31, 2021, the date established by our Board of Directors as the record date, are entitled to receive notice of, and vote at, the annual meeting. All stockholders are invited to attend the live webcast of the annual meeting by visiting www.virtualshareholdermeeting.com/RKT2021. You will be able to listen to a live webcast, submit appropriate questions to our management and Board of Directors, and vote your shares during the annual meeting. To participate in and vote at the annual meeting, stockholders will need the unique 16-digit control number in their Notice of Internet Availability of Proxy Materials or proxy card. Additional information regarding the virtual meeting is included in the accompanying proxy statement.
Your vote is very important. Whether or not you plan to participate in the annual meeting, we urge you to vote as soon as possible by telephone, by mail or over the Internet as described in the accompanying proxy statement.
By Order of our Board of Directors,
ANGELO VITALE
General Counsel and Secretary
Detroit, Michigan • April 14, 2021
Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting to
be Held May 25, 2021
This notice, the proxy statement and the 2020 annual report to stockholders are available at www.proxyvote.com.

Rocket Key Terms And Abbreviations
Amrock
Amrock Inc. before July 10, 2020 and Amrock, LLC on or after July 10, 2020

Common Stock
Our authorized classes of common stock – Class A common stock, Class B common stock, Class C common stock and Class D common stock. As of the record date, only shares of Class A common stock and Class D common stock are outstanding. See “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Person Transactions – Related Person Transactions – Exchange Agreement” for important information regarding the voting and economic rights of our classes of common stock, as well as securities of Rocket Companies, Inc. and Holdings that may be exchanged for shares of our classes of common stock

Company, We, Us, Our And Rocket
Rocket Companies, Inc., a Delaware corporation incorporated on February 26, 2020, is a holding company. Its primary material asset is the equity interest in Holdings that, through its direct and indirect subsidiaries, conducts all of the Company’s operations. Because Rocket Companies, Inc. is the managing member of Holdings, Rocket Companies, Inc. indirectly operates and controls all of the business affairs of Holdings and its subsidiaries

Holdings
RKT Holdings, LLC, a Michigan limited liability company formed on March 6, 2020, that wholly owns the following entities, with each entity’s subsidiaries identified in parentheses: Quicken Loans, LLC, Amrock Holdco, LLC (Amrock Title Insurance Company and Nexsys Technologies LLC), LMB HoldCo LLC (Core Digital Media), RCRA Holdings LLC (Rock Connections and Rocket Auto), Rocket Homes Real Estate LLC (Rocket Homes), RockLoans Holdings LLC (Rocket Loans), Rock Central LLC, EFB Holdings Inc. (Edison Financial), Lendesk Canada Holdings Inc., RockTech Canada Inc. and Woodward Capital Management LLC

Holdings Units
The non-voting common interest units of Holdings

IPO
The initial public offering of Rocket Companies, Inc. that was consummated on August 10, 2020

RHI
Rock Holdings Inc., our sole stockholder prior to the consummation of our IPO and our principal stockholder after the consummation of our IPO. Prior to our IPO and the related reorganization transactions occurring prior to such offering, all of the outstanding equity interests of Quicken Loans, as well as all or a majority of the outstanding equity interests in our other operating subsidiaries, which historically have operated our businesses, were directly or indirectly owned by RHI

RHI Affiliated Entities
RHI and its affiliates other than the Company and its subsidiaries

RHI Securities
The outstanding common stock or preferred stock beneficially owned by RHI or any entity disregarded as separate from RHI for U.S. federal income tax purposes

Rocket Mortgage
Rocket Mortgage brand or platform, or the Quicken Loans business, as the context allows

Quicken Loans
Quicken Loans Inc. prior to April 15, 2020 and Quicken Loans, LLC, a Michigan limited liability company, on or after April 15, 2020

Team Members
Employees of the Company

Voting Limitation
A provision in our certificate of incorporation that provides that, at any time when the aggregate voting power of the RHI Securities would be equal to or greater than 79% of the total voting power of our outstanding stock, the number of votes per share of each RHI Security will be reduced such that the aggregate voting power of all of the RHI Securities is equal to 79%

Proxy Summary
This proxy summary highlights information regarding Rocket Companies, Inc. and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our 2020 annual report to stockholders for detailed information regarding the 2020 financial and operating performance of Rocket Companies, Inc., including the audited financial statements and related notes included in the report.

2021 Annual Meeting of Stockholders
Meeting Date: Tuesday May 25, 2021	Time: 1:00 p.m. Eastern Daylight Time
Location (VIRTUAL ONLY): www.virtualshareholdermeeting.com/RKT2021
Record Date: Wednesday March 31, 2021
Please Vote Today
Your vote is important. Whether or not you plan to virtually attend the annual meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions below to cast your vote on all of the proposals.
Voting Methods In Advance Of 2021 Annual Meeting
Even if you plan to attend the annual meeting, please vote in advance. Make sure to have your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials and follow the instructions.
Online – Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions.
By Phone – Call 1-800-690-6903: You can use any touch-tone telephone.

By Mail – If you received a printed copy of the proxy materials, complete, sign and return your proxy card or voting instruction card in the enclosed envelope (to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717).

Rocket Companies • 2021 Proxy Statement	1 of 94

Proposals, Board Recommendations And Required Vote
Proposal 1
Election of Class I Directors
Board Recommendation: FOR each nominee
Required Vote: Plurality of the votes cast

Proposal 2
Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2021
Board Recommendation: FOR
Required Vote: Majority of the voting power of shares of stock present and entitled to vote

PROPOSAL 3
Advisory Vote on Named Executive Officer Compensation
Board Recommendation: FOR
Required Vote: Majority of the voting power of shares of stock present and entitled to vote

PROPOSAL 4
Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation
Board Recommendation: For every THREE YEARS
Required Vote: Majority of the voting power of shares of stock present and entitled to vote

Questions And Answers About The 2021 Annual Meeting
Please see “Questions And Answers About The Proxy Materials And 2021 Annual Meeting” for important information about the annual meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.

Rocket Companies • 2021 Proxy Statement	2 of 94

About Rocket Companies
Business Overview
We are a Detroit-based holding company consisting of tech-driven real estate, mortgage and eCommerce businesses. Our mission is to simplify the most complicated and stressful transactions in life with technology. We are committed to providing an industry-leading client experience powered by our platform and our Rocket Cloud Force, which consists of more than 6,600 sales team members across the organization. We believe our widely recognized “Rocket” brand is synonymous with providing simple, fast, and trusted digital solutions for complex personal transactions.
Dan Gilbert, our founder and Chairman, purposefully created a strong cultural foundation of core principles, or “ISMs”, as a cultural operating system to guide decision making by all our team members. At the heart of the ISMs is a simple, yet powerful, concept: “Love our team members. Love our clients.” Our team members put the ISMs into action every day. The result is an empowered and passionate team aligned in a common mission. This has led FORTUNE magazine to name us to their list of  “100 Best Companies to Work For” for 17 consecutive years.
Since our inception in 1985, we have consistently demonstrated our ability to launch new consumer experiences, scale and automate operations, and extend our proprietary technologies to partners. Our flagship business, Rocket Mortgage, is the industry leader, having provided more than $1 trillion in home loans since inception while growing our market share from 1.3% in 2009 to 8.4% in 2020, a CAGR of 18%. We have now expanded into complementary industries, such as real estate services, personal lending, and auto sales. With each of these businesses in gigantic and fragmented markets, we seek to reinvent and streamline the client experience leveraging the Rocket platform. Our shares of Class A common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “RKT.”
RHI, Our Principal Stockholder
In addition to being our principal stockholder, RHI is the majority stockholder of several other businesses, including a technology services provider (Detroit Labs) and the preeminent online dictionary (Dictionary.com). For more information on RHI, see “Certain Relationships and Related Person Transactions.”
Dan Gilbert is the majority stockholder of RHI and serves as the chairman of RHI’s board of directors. Dan is passionate about building great American cities and has invested billions of dollars into properties and community programming in Detroit and Cleveland. Dan is also the majority shareholder of the Cleveland Cavaliers of the National Basketball Association, the majority shareholder and founder of the real estate investment firm Bedrock Management Services LLC (“Bedrock”) and the controlling shareholder and founder of the unicorn online startup StockX.

Rocket Companies • 2021 Proxy Statement	3 of 94

2020 Company Performance Highlights

$15.7 bn
Total Revenue
208% Growth

$9.4 bn
Net Income
948% Growth

Grew total revenue, net, to $15.7 billion from $5.1 billion in 2019 and increased net income to $9.4 billion from $0.9 billion in 2019.

Increased gain on sale margin by 127 basis points year-over-year to 4.46%.

$750 m
GMV*

32 k
Units Sold
61% Growth

Rocket Auto, our automotive retail marketplace, facilitated more than $750 million in Gross Merchandise Value (GMV) of automotive e-commerce transactions during 2020. Rocket Auto facilitated the sale of over 32,000 auto units in 2020, representing year-over-year unit growth of 61%.

*GMV is calculated by applying the estimated average unit sales price of the vehicles sold multiplied by the number of units sold during the period.

CLOSED LOAN ORIGINATION VOLUME

121%
$320.2 bn
$145.2 bn
2019
2020

NET RATE LOCK VOLUME

123%
$338.7 bn
$152.2 bn
2019
2020

OTHER INCOME (INCLUDING AMROCK, LLC)

TOTAL: $1.8 bn
144%
TOTAL: $0.7 bn
Amrock
Amrock
2019
2020

Rocket Companies • 2021 Proxy Statement	4 of 94

Class I Director Nominees for
Three-Year Terms
Upon the unanimous recommendation of our Nominating and Governance Committee, our Board has unanimously nominated and recommends a vote “FOR” each of the following nominees for election as Class I directors to serve for a three-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
JAY FARNER • Vice Chairman
Age: 48 Director Since*: March 2020 Independent: No Board Committee(s): Nominating and Governance Primary Occupation: CEO of the Company and RHI Other Public Company Boards: None
JENNIFER GILBERT
Age: 52 Director Since*: March 2020 Independent: No Board Committee(s): None Primary Occupation: Founder and Creative Director of POPHOUSE Other Public Company Boards: None
JONATHAN MARINER

Age: 66
Director Since*: November 2020
Independent: Yes
Board Committee(s): Audit (Chair)
Primary Occupation: Chief Administrative Officer and Chief People Officer of Enjoy Technology, Inc.
Other Public Company Boards: Tyson Foods, Inc. (NYSE: TSN)

* Our Board was formed in March 2020 in preparation for the IPO.
Rocket Companies • 2021 Proxy Statement	5 of 94

A HIGHLY DIVERSE AND SKILLED BOARD
We believe that our diverse Board has an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders.
Rocket Companies • 2021 Proxy Statement	6 of 94

EXECUTIVE COMPENSATION — A TRANSITION YEAR OF A NEW PUBLIC COMPANY
Key elements of our compensation program for named executive officers are set forth below.
Compensation Element	Brief Description	Performance/Vesting Period	Objectives
Base Salary	Fixed cash compensation	One year	Attract and retain key executives
Discretionary Cash Bonus	Earned based on an assessment of individual and Company performance	One year	Retain and motivate executives, and reward achievement of short-term objectives
Equity Awards	Equity-linked compensation • 75% grant value in RSUs • 25% grant value in stock options	RSUs vest on each of the first three anniversaries of the grant date Stock options vest 33.33% on the first anniversary of the grant date and monthly thereafter over 24 months	Retention and motiving long-term strategic business objectives. Enhance alignment with stockholders Multiple award types provide diverse incentives
Key decisions related to the 2020 compensation of our named executive officers are set forth below.
The approval of increased base salaries for our named executive officers, based on benchmarking and additional duties as a public company	Payment of discretionary cash bonuses at 200% of target due to an extraordinary year, which included the consummation of our IPO	Grant of significant IPO equity awards for retention and prior achievements, consisting of time-based RSUs and stock options
Rocket Companies • 2021 Proxy Statement	7 of 94

Key elements of our compensation governance for our named executive officers are set forth below.
WHAT WE DO
For IPO equity awards and post-IPO compensation, use of peer group and benchmarking in making compensation determinations
Active engagement from an independent compensation consultant
Significant portion of total compensation consisting of time-based equity awards, vesting over three years
Robust stock ownership guidelines
Compensation Committee oversight to confirm no undue risk in compensation programs
Clawback policy for financial restatements
First Say-on-Pay vote in 2021 following IPO in 2020
Limited use of perquisites
WHAT WE DON’T DO
No guaranteed bonuses or equity awards, or discounted stock options
No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
No guaranteed severance, except acceleration of IPO equity awards upon death, disability or a change of control (upon termination or if awards are not assumed)
Rocket Companies • 2021 Proxy Statement	8 of 94

CORPORATE GOVERNANCE HIGHLIGHTS – REASONABLE GOVERNANCE WITH A CONTROLLING STOCKHOLDER
Key elements of our governance are set forth below.
Executive sessions of non-management directors and at least an annual executive session of independent directors	Focus on executive officer succession planning
Beginning in 2021, annual Board and Committee self-evaluations	Director onboarding program and continuing director education
Strong Board diversity	Annual review of Committee charters and key governance policies
Detailed strategy and risk oversight by Board and Committees	Commitment to fostering a diverse and inclusive workplace
No director overboarding	Focus on company culture grounded in our 20 ISMs
SUSTAINABILITY MATTERS
Long-Term Philosophy Is Fundamental To Who We Are
Our commitment to health, safety, and sustainability extends from our people to the spaces we inhabit, the communities we support and the cities where we are passionate about making a lasting impact.
Long-term growth is resilient when aligned to the principles of sustainability found in our culture, community and company. Our long-term partnership with Built for Zero, a nation-wide campaign to end veteran homelessness, is an example of how we work to drive systemic change in our communities by deploying our philanthropic and business resources. Through support of Built for Zero, Rocket Mortgage has partnered with more than 80 communities to build better data and drive sustainable reductions in veteran homelessness through increased permanent supportive housing. Already, 12 communities have ended veteran homelessness, five communities have ended chronic homelessness, and three have ended both. In our home city of Detroit, our efforts have contributed to a 40% decrease in veteran homelessness in the three years since the launch of Built for Zero in our community.
Through our investment in expanding financial literacy and providing housing counseling, the HomeFree USA / Rocket Partnership for Historically Black Colleges and Universities (“HBCUs”), educational courses will be available to students at Fisk University, North Carolina A&T State University, Fort Valley State University, Bowie State University, North Carolina Central University and Morgan State University.
Secure Assets Are Sustainable Assets
Our commitment to long-term sustainability extends to our digital spaces as well. Dedication to consumer data privacy and data security are paramount to sustainable and resilient growth. We prioritize digital safety for our clients, team members and stakeholders through the same lens as physical health and safety. We view sustainability as a long-term investment in our clients, communities, and team members. Efficiency and continuous improvement are core to our culture to keep us growing, innovative and passionate every day.

Rocket Companies • 2021 Proxy Statement	9 of 94

HUMAN CAPITAL MANAGEMENT HIGHLIGHTS
Culture – Our “ISMs”
We define our culture through 20 ISMs. Dan Gilbert, our founder and Chairman, created the ISMs as the guiding principles and philosophy for our team members. The ISMs are more than catchy phrases; they are the operating system that acts as the blueprint for all our decision making and builds the foundation of our culture.
We empower each of our approximately 24,000 team members to apply the ISMs in all aspects of their work and life. The ISMs define our culture and how we conduct business, and this combination of an empowered team with a common, well defined mission provides us with a significant strategic advantage in the market.
We Are The They
“There is no ‘they.’ We are the ‘they.’ One team. United. All in the mission together. No corporate barriers. No boundaries. Just open doors, open minds and an open culture rooted in trust.”
Our organization emphasizes cooperation, respect and teamwork and minimizes hierarchy and bureaucracy, all to achieve better client results. Our team members and leaders, across our ecosystem, are all aligned towards the common goal of helping our clients and providing an amazing client experience. We recruit, train and develop our team members in alignment with this philosophy. We do so with the contributions of our robustly staffed training team that focuses on the development and growth of team members. The group has been recognized by Training Magazine as part of the “Training Top 125” for excellence in training and development.
Our unity extends beyond the walls of our organization to the communities we call home. Our “for more than profit” approach includes positively impacting our communities through creating jobs and reinvesting dollars and time into our cities. From education and housing stability initiatives to entrepreneurship programs, our team members are at the forefront of growth—both in our business and the communities in which they live, work and play.
High Quality Team Member Experience
Our culture creates an environment where team members know their opinions are valued and curiosity is encouraged. This collaborative atmosphere empowers our team members and keeps them engaged, making us stronger, faster and more innovative as a company. Our internal surveys show approximately 95% of our team members believe the work they do contributes to our success.
Our high-quality workplace culture creates significant opportunities to attract and retain talent. We encourage our team members to build a long term career within our Company and focus on a common mission. Our commitment to the cities where we live, work and play, attracts team members who are similarly focused on building a strong community, further benefitting our cultural identity.
In addition to the recognition we received from FORTUNE magazine, our operations in Phoenix, Cleveland and Charlotte have been recognized as top workplaces in 2019 in local business publications. Of our approximately 24,000 team members, over 1,600 team members have been with us for over 10 years.
Team Member Safety
We are focused on the safety and wellness of our team members. In March 2020, we moved to a remote work environment for over 98% of our team members. Many of our team members have had the ability to work from home for years, making a shift like this an easier transition than it would have been otherwise. For essential team members coming into the office, we have imposed additional restrictions for their protection including prohibiting visitors’ access to our offices, increasing cleaning, and providing protective masks and testing. Our senior leadership team communicates frequently to plan and execute response activity as well as to receive health and economic updates, discuss business operations, and address team member wellness. A dedicated group focuses on monitoring working conditions and making recommendations to senior leadership on necessary changes.
Rocket Companies • 2021 Proxy Statement	10 of 94

INDEX OF FREQUENTLY REQUESTED INFORMATION
Topic	Page	Topic	Page
Audit Fees	79	Human Capital Management	34
Auditor Ratification Proposal	80	Peer Group	51
Board Leadership Structure	23	Proposals and Required Approvals	2
Clawback Guideline	28	Risk Oversight	30
Director Meeting Attendance	25	Say-on-Frequency Proposal	84
Director Diversity	6	Say-on-Pay Proposal	82
Director Independence	15	Stock Ownership Guidelines – Directors	37
Director Qualifications	14	Stock Ownership Guidelines – Officers	51
Elements of Compensation	47	Sustainability	9
Hedging and Pledging Policies	32	Succession Planning	33
ADDITIONAL RESOURCES
Annual Meeting
Proxy Statement.
Annual Report.
Voting Website.
www.proxyvote.com
Board and Management
Board of Directors. https://www.rocketcompanies.com/our-team/board-of-directors/
Management. https://www.rocketcompanies.com/our-team/leadership/
Governance Documents
Code of Conduct and Ethics.
Corporate Governance Guidelines.
Committee Charters.
ir.rocketcompanies.com/governance/governance-documents
Other
Investor Relations. ir.rocketcompanies.com
Diversity, Equity & Inclusion. https://www.rocketcompanies.com/our-team/diversity-equity-and-inclusion/
Rocket Companies • 2021 Proxy Statement	11 of 94

Proposal No. 1—Election Of Class I Directors
Upon the unanimous recommendation of our Nominating and Governance Committee, our Board has unanimously nominated Jay Farner, Jennifer Gilbert and Jonathan Mariner for election as Class I directors at the annual meeting for new three-year terms, each to serve until the 2024 annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
OUR BOARD
In accordance with our certificate of incorporation and bylaws, the number of directors on our Board will be determined from time to time by our Board. Our certificate of incorporation provides that our Board is divided into three classes of directors, with staggered three-year terms. Approximately one-third of our Board will be elected each year.
Information regarding each director nominee and continuing director is set forth below as of the record date. As detailed further in this proxy statement, our Board, including the three director nominees, reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity.
CLASS I Terms Expiring In 2021	CLASS II Terms Expiring In 2022	CLASS III Terms Expiring In 2023
Jay Farner (Vice Chairman of our Board)	Dan Gilbert (Chairman of our Board)	Matthew Rizik
Jennifer Gilbert	Nancy Tellem	Suzanne Shank
Jonathan Mariner
Rocket Companies • 2021 Proxy Statement	12 of 94

Skilled And Experienced Independent Director Appointed In November 2020, Following Two Highly Qualified Independent Directors Appointed Around IPO In August 2020
In November 2020, upon the unanimous recommendation of our Nominating and Governance Committee, our Board unanimously appointed Jonathan Mariner as a Class I director, who has been nominated for election at this annual meeting. Jonathan was recommended by the Chair of our Nominating and Governance Committee. Through his roles as a chief investment and chief financial officer and as a former CPA, Jonathan contributes significant leadership experience in finance, investment and accounting to our Board. Jonathan also has experience in technology, client experience development and industry disruptive innovation. The Board has determined that he qualifies as an “audit committee financial expert” under SEC rules.
Voting Considerations
The individuals named as proxies in the form of proxy solicited by our Board intend to vote the represented shares for such nominees, unless otherwise instructed on the form of proxy. The individuals named as proxies cannot vote for more than three nominees for election as directors at the 2021 annual meeting.
Each of the nominees has consented to be named in this proxy statement and to serve if elected. If one or more of the nominees confirm, before the election, that they are unable to or will not serve, the proxy holders will vote the proxies for the remaining nominees and for any substitute nominee nominated by our Board. Alternatively, our Board may reduce the size of our Board and, therefore, the number of directors to be elected. If any substitute nominee is designated, we will file amended proxy materials that, as applicable, identifies any substitute nominee, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.
Rocket Companies • 2021 Proxy Statement	13 of 94

Board Matters
DIRECTOR NOMINATIONS AND APPOINTMENTS
Our Nominating and Governance Committee is responsible for recommending director candidates to the full Board, including reviewing current directors for re-nomination. Our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In assessing director candidates to fulfill the foregoing, our Nominating and Governance Committee considers those factors it deems appropriate in the context of the needs of the Company and the overall composition of our Board. These factors include the individual’s age, skills, diversity of experience and other background (including gender and race/ethnicity), demonstrated leadership, the ability to exercise sound judgment and, as applicable, independence. Our Board, taking into account the recommendations of our Nominating and Governance Committee, selects nominees for election as directors at each annual meeting of stockholders. Our Nominating and Governance Committee and Board evaluate candidates to fill any vacancies during the year on a similar basis.
Our Nominating and Governance Committee considers candidates for our Board from any reasonable source, including recommendations from our existing directors, management, stockholders and any third-party search firms engaged, and does not evaluate candidates differently based on the source of the recommendation. Our Nominating and Governance Committee’s charter provides it with the authority to retain and terminate search firms to identify director candidates, consultants and any other advisors to assist it in carrying out its duties. No third-party search firm was utilized in connection with the appointments of Jonathan Mariner, Suzanne Shank or Nancy Tellem.
Stockholders may recommend director candidates for consideration by our Nominating and Governance Committee by giving written notice of the recommendation to the Chair of our Nominating and Governance Committee, in care of the Company, at the Company’s principal executive offices at 1050 Woodward Avenue, Detroit, MI 48226.
Director Qualifications – A Balanced, Skilled Board Serving The Long-Term Interests Of The Company And Its Stockholders
Our Nominating and Governance Committee believes that all members of our Board should possess all of the following personal characteristics:
•
Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

•
Accountability: Directors should be accountable for their decisions as directors;

•
Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

•
Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion; and

•
High Performance Standards: Directors should have a history of achievements that reflects high standards for themselves and others.

The Company believes that each of the directors has a reputation for strong character and integrity and that our directors have worked cohesively and constructively with each other and with management of the Company. The directors further have each demonstrated business acumen and an ability to exercise sound judgment.
Our Board also reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity, as described under “Proxy Summary—A Highly Diverse and Skilled Board.”
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No Director Overboarding
Our Corporate Governance Guidelines provide that no director should serve on more than three other public company boards, no member of our Audit Committee should serve on more than two other public company audit committees and no director who is the Chief Executive Officer of another public company should serve on more than two other public company boards, aside from the board of his or her own company.
Director Independence And Impact Of Controlled Company Status
Our shares of Class A common stock are listed on the NYSE. As RHI controls more than 50% of our combined voting power, we are considered a “controlled company” for the purposes of the rules and corporate governance standards of the NYSE. As a “controlled company,” we will continue not to comply with certain corporate governance requirements, including (1) that our Board have a majority of independent directors, (2) that we establish a compensation committee composed entirely of independent directors and (3) that we have a nominating and governance committee comprised entirely of independent directors, or otherwise ensure that the nominees for directors are determined or recommended to our Board by the independent members of our Board. We, however, remain subject to the requirement that we have an audit committee composed entirely of independent members by the end of the transition period for companies listing in connection with an initial public offering. Therefore, our Audit Committee will be comprised solely of independent directors within one year of our IPO. If at any time we cease to be a “controlled company” under the rules of the NYSE, our Board will take all action necessary to comply with the applicable rules of the NYSE, including appointing a majority of independent directors to our Board and establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period.
Our Board recently undertook its annual review of director independence in accordance with the applicable rules of the NYSE. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, our Board must make a subjective determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Nominating and Governance Committee and our Board reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management.
Our Board has determined that each of Jonathan Mariner, Suzanne Shank and Nancy Tellem are “independent directors” as such term is defined by the applicable rules and regulations of the NYSE. In addition, after considering all of the relevant facts and circumstances, our Board has determined that each of: (1) Jonathan Mariner, Suzanne Shank and Nancy Tellem, for purposes of service on our Audit Committee, and (2) Nancy Tellem, for purposes of service on our Compensation Committee, qualifies as “independent” in accordance with the additional independence rules established by the SEC and the NYSE for such committees.
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DIRECTOR BACKGROUND AND QUALIFICATIONS
2021 Class I Director Nominees
Jay Farner
Chief Executive Officer and Vice Chairman of our Board Age: 48 Director Since: March 2020 Committee Memberships: • Nominating and Governance
Jay Farner is our Chief Executive Officer and Vice Chairman of our Board. Prior to that, Jay has been with Rocket Mortgage since 1996, and as a senior leader since 1999. Immediately prior to his promotion to CEO of Rocket Mortgage in 2017, Jay served as President and Chief Marketing Officer of Rocket Mortgage. Jay also serves as Chief Executive Officer and Director of RHI, our principal stockholder, since 2017 and certain of its affiliates. Jay serves as a board member of Detroit Labs, LLC, Community Solutions, StockX, Bedrock Manufacturing, Rock Ventures LLC, Bedrock, the Metropolitan Detroit YMCA, Bizdom Fund and Rocket Giving Fund (where he also serves as President). Jay earned a bachelor’s degree in finance from Michigan State University.
With over 25 years of experience with the Company and currently serving as our Chief Executive Officer, Jay has a unique perspective and understanding of our business, culture and history, having provided strong leadership for our Company through many economic cycles, internal and external growth and other key operational and strategic initiatives. His ongoing day-to-day leadership gives him critical insights into our operations, strategy and competition, and allows him to facilitate the Board’s ability to perform its critical oversight function.
FAVORITE ISM: Every Client. Every Time. No Exceptions. No Excuses.

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Jennifer Gilbert
Director Age: 52 Director Since: March 2020
Jennifer Gilbert is a member of our Board. Jennifer is the wife of Dan Gilbert. Jennifer has been a director of RHI since 2019 and currently serves as a board member of Rock Ventures LLC and the Gilbert Family Foundation. With more than 20 years of experience in interior design, Jennifer Gilbert has evolved her expertise to serve as the Founder and Creative Director of Detroit-based POPHOUSE, a commercial design firm specializing in utilizing data and industry research to provide cutting-edge workplaces for clients across a broad spectrum of industries since 2013. Jennifer also founded Amber Engine in 2015, a Detroit-based home furnishings services and solutions technology company. Amber Engine’s mission is to provide the most accurate, complete and timely record of product data for the $275 billion home furnishings industry through its easy-to-use, flexible and affordable cloud-based SaaS solutions. Prior to Amber Engine, Jennifer founded Doodle Home, a digital platform for residential interior designers. Doodle Home was sold to Dering Hall in 2015. Jennifer is active with a number of non-profits focused on the arts, Jewish causes and finding a cure for neurofibromatosis (NF). She is President of NF Forward, Chair of the Cranbrook Academy of Art Board of Governors and serves on the board of the Detroit Institute of Arts. Jennifer founded the Detroit Art Collection to beautify and inspire public spaces and structures in downtown Detroit with sculptural and mixed media works from local, as well as national artists, galleries and dealers. Jennifer earned her Bachelor of Arts in Interior Design at Michigan State University.
As a founder of companies focused on delivering a strong client experience surrounding data, research and technology-driven solutions, Jennifer contributes to our Board her significant business and leadership experience in the areas of innovation and technology, entrepreneurship and strategic thinking and client experience. Further, her commitment to notable non-profit businesses serving key community needs provides her insight to the key drivers and importance of culture, sustainability and human capital.
FAVORITE ISM: Do The Right Thing.

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Jonathan Mariner
Director Age: 66 Director Since: November 2020 Committee Memberships: • Audit (Chair) Other Public Board Service (within last 5 years): • Tyson Foods, Inc. – 2019 to current (NYSE: TSN)
Jonathan Mariner is a member of our Board. Jonathan has served as Chief Administrative Officer and Chief People Officer for Enjoy Technology, Inc., a private operator of mobile retail stores, since December 2020. He also serves as the Founder and President of TaxDay, LLC, a private software firm, and a senior advisor to Overtime Sports, a digital sports platform since September 2020. He previously served as the Chief Financial Officer and Chief Investment Officer of Major League Baseball from 2002 to 2016, and as Interim Head of Regional Sports Networks for The Walt Disney Company in 2019 prior to their sale to Sinclair Broadcasting. He has served as a board member of Tyson Foods, Inc. since May 2019. Jonathan earned a bachelor’s degree from the University of Virginia and a Master’s degree in business administration from the Harvard Business School. He was previously a certified public accountant.
Through his roles as a chief investment and chief financial officer and as a former CPA, Jonathan contributes to our Board with significant leadership experience in finance, investments, accounting and strategy. Further, through his experience at Enjoy Technology and as founder of a software company, he also has experience in technology, client development and user experience, and industry disruptive innovation. Jonathan’s ongoing service as a director of another public company Board, including as Audit Committee chair, also provides critical knowledge on key oversight functions. The Board has determined that he qualifies as an “audit committee financial expert” under SEC rules, providing the basis for his critical leadership as Audit Committee Chair.
FAVORITE ISM: We’ll Figure It Out.

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Class II Directors With Terms Expiring In 2022
Dan Gilbert
Chairman of the Board Age: 59 Director Since: March 2020 Committee Memberships: • Compensation • Nominating and Governance
Dan Gilbert is the Chairman of our Board. Dan is the founder of Rocket Mortgage, where he has been the Chairman of the board of directors since 1985. He also served as the Chief Executive Officer of Rocket Mortgage from 1985 to 2002. Dan is the majority owner of RHI, and the Chairman of its board of directors, a position he has held since 2002; Dan also serves in officer or director roles for certain RHI affiliates. Dan is also the majority owner of the NBA Cleveland Cavaliers basketball team and the operator of the Rocket Mortgage Fieldhouse in Cleveland, Ohio. Furthermore, he is the Chairman of Rock Ventures LLC and majority shareholder and founder of the real estate investment firm Bedrock, which has invested and committed billions to acquiring and developing more than 100 properties, including new construction of ground up developments in downtown Detroit and Cleveland, totaling more than 18 million square feet in Detroit’s downtown urban core. In February 2016, Dan co-founded Detroit-based StockX, the world’s first “stock market of things,” combining the visible, liquid, anonymous, and transparent benefits of a stock market with the online consumer secondary market. Dan serves on the boards of the Cleveland Clinic and the Children’s Tumor Foundation. In 2015, Dan and Jennifer Gilbert established the Gilbert Family Foundation and in 2017, formed NF Forward to fund cutting-edge research dedicated to finding a cure for neurofibromatosis (NF). Dan earned his bachelor’s degree from Michigan State University and his law degree from Wayne State University.
As our founder and Chairman and a national leader in the mortgage industry, Dan has provided us with critical leadership during our entire 35-year history, including his service as Chief Executive Officer from 1985 until 2002. In that role, he pioneered the digitization of mortgages in America, revolutionized the mortgage industry, and created our ISMs as the guiding principles and philosophy for our team members, which continue to define our corporate culture as well as fundamental corporate strategies and innovation. Our Board also benefits from his in-depth industry knowledge and significant relationships with key business partners and national business leaders.
FAVORITE ISM: Always Raising Our Level Of Awareness.

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Nancy Tellem
Director Age: 68 Director Since: August 2020 Committee Memberships: • Audit • Compensation Other Public Board Service (within last 5 years): • Nielsen Holdings – 2019 to current (NYSE: NLSN)
Nancy Tellem is a member of our Board. Nancy is the Executive Chairperson of Eko, a media network that reimagines storytelling by using proprietary technology to create interactive stories that respond and leverage the interactive nature of today’s media devices. Nancy has held this role since 2014. Nancy holds board and advisory positions at numerous digital and media-related companies, including Eko, Metro-Goldwyn-Mayer, Nielsen, League Apps, and Struum, and is a board member of Cranbrook Art Academy and Museum, the Detroit Symphony Orchestra and the Detroit Riverfront Conservancy. Nancy has previously held executive positions at several leading entertainment companies, including Xbox Entertainment Studios, CBS, and Warner Brothers. Nancy earned a bachelor’s degree from University of California, Berkeley, and a J.D. degree from UC Hastings College of the Law.
Having served in numerous executive leadership roles at prominent digital, entertainment and media-related companies, Nancy contributes to the Board her significant experience in business strategy, game-changing innovation and technology, insights on culture and branding, as well as accounting and finance expertise. Nancy also has public company Board experience, including on the Compensation Committee, from which she contributes significant knowledge on key oversight functions. The Board has determined that she qualifies as an “audit committee financial expert” under SEC rules.
FAVORITE ISM: Numbers And Money Follow; They Do Not Lead.

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Class III Directors With Terms Expiring In 2023
Matthew Rizik
Director Age: 66 Director Since: March 2020 Committee Memberships: • Audit • Compensation (Chair) • Nominating and Governance (Chair)
Matthew Rizik is a member of our Board. Matthew is also a Director of RHI. Matthew joined RHI in 2012 as the Chief Tax Officer and is currently Treasurer, Chief Financial Officer and Chief Tax Officer. Prior to joining RHI, Matthew was a tax partner with PricewaterhouseCoopers LLP in Detroit, where he had over 31 years of experience serving fortune 500 public companies. Matthew currently serves as a board member of Rock Ventures LLC, Bedrock, Rocket Mortgage, the Cleveland Cavaliers, the Motown Museum Legacy Council, City Year, Gilbert Family Foundation, Rocket Giving Fund and NF Forward. Matthew earned a bachelor’s degree in accounting and a master’s degree in business administration from Michigan State University.
Matthew is qualified to serve as a member of our Board due to his significant senior leadership experience in the areas of accounting and tax. As Chief Financial Officer of RHI with prior experience serving prominent companies in the banking and mortgage industries, his significant knowledge and experience brings important perspective on our business strategy, operating structure, operations and general industry conditions.
FAVORITE ISM: You’ll See It When You Believe It.

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Suzanne Shank

Director
Age: 59
Director Since: August 2020
Committee Memberships:
•
Audit

Other Public Board Service (within last 5 years):
•
CMS Energy and Consumer’s Energy – 2019 to current (NYSE: CMS)

•
American Virtual Cloud Technologies – 2017 to 2020 (Nasdaq: AVCT)

Suzanne Shank is a member of our Board. Suzanne is the President, CEO and co-founder of Siebert Williams Shank & Co., LLC, a full-service investment banking firm offering debt and equity origination services to a wide range of Fortune 500 companies and debt underwriting for municipal clients nationally. She has held this role since 2019. Previously, Suzanne was Chairperson and CEO of Siebert Cisneros Shank & Co., L.L.C., a firm which she co-founded in 1996. Suzanne currently serves as a Director of CMS Energy and Consumers Energy’s Boards and is on the boards of the Kresge Foundation, the Skillman Foundation, the Detroit Regional Chamber (Executive Committee), the Wharton Graduate Board of Trustees and the Spelman College Board of Trustees. Suzanne earned a bachelor’s degree in civil engineering from the Georgia Institute of Technology and a master’s degree in business administration from the Wharton School, University of Pennsylvania.
Suzanne’s senior leadership experience in the financial services industry is of particular importance to our Board given the Company’s new public company status. Further, her experience as a current and former director of other public companies, including as a member of the Audit and Finance Committees, provides the Board with an important perspective on many fundamental areas of oversight, including governance, finance, accounting, stockholder engagement and risk management. The Board has determined that she qualifies as an “audit committee financial expert” under SEC rules.
FAVORITE ISM: Do The Right Thing.

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OVERSIGHT BY OUR BOARD OF DIRECTORS
Our Board has general oversight responsibility for the business and affairs of the Company. The directors, in exercising their duties, represent and act on behalf of the stockholders. Our Board serves as the ultimate decision-making body of the Company, except for those matters reserved to (or shared with) our stockholders. Our Board is responsible for overseeing management, which is, in turn, responsible for the operations of the Company. Although our Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. Our Board’s primary areas of focus include strategy, finance, leadership development and succession planning, risk management, corporate governance and compliance, as well as evaluating management and guiding changes as circumstances warrant. As described below, significant additional responsibilities are delegated to Committees, which report to our Board on their activities and actions on a regular basis. The Committees include our Audit Committee, Compensation Committee and Nominating and Governance Committee. Beginning in 2021, our Board, in consultation with our Nominating and Governance Committee, will perform an annual performance review of our Board and our Board committees.
Board Leadership Structure – Balanced Leadership Among Founder And Controlling Stockholder, CEO And Empowered Independent Directors
Our Board operates under the leadership of our Chairman, Dan Gilbert. Our Board believes Dan is best suited to serve as Chairman and guide the strategic priorities of the Company in light of his substantial industry knowledge and experience as founder, current Chairman and former Chief Executive Officer of Rocket Mortgage, one of our key operating subsidiaries. In addition, Dan Gilbert and RHI, our principal stockholder, which is controlled by Dan Gilbert, hold all of our issued and outstanding Class D common stock and control 79% of the combined voting power of our common stock as of the record date. Accordingly, RHI and Dan Gilbert control our business, policies and affairs. RHI and Dan Gilbert can also control any action requiring the general approval of our stockholders, including the election of our Board, the adoption of amendments to our certificate of incorporation and bylaws and the approval of any merger or sale of substantially all of our assets. Our Chief Executive Officer, Jay Farner, serves as Vice Chairman of our Board and, in that role, handles the duties of the Chairman in Dan Gilbert’s absence or at his request.
Our Board believes that the Company and its stockholders are best served by maintaining flexibility to have any director serve as Chairman or Vice Chairman and periodically evaluate whether to have an independent lead director. Our Board recognizes the increasing utilization of non-executive chairmen and lead directors in many public companies. However, our Board believes its current leadership structure is most appropriate for us as a controlled company and best serves the stockholders of the Company at this time. The Corporate Governance Guidelines require us to have an independent lead director if we are no longer a “controlled company” under the rules of the NYSE and the Chairman is not an independent director.
There is no “one size fits all” approach to ensuring independent leadership. Our Board believes that its three independent directors are deeply engaged and provide significant independent leadership and direction given their executive and Board experience. The independent directors are members of our Audit and Compensation Committees, which collectively oversee critical matters of the Company. When our non-management or independent directors meet in executive sessions, Jonathan Mariner generally presides over such sessions. The independent directors further have access to independent advisors as they deem appropriate. Management supports this oversight role through its tone-at-the-top and open communication.
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Board Overlap With RHI
Jay Farner, our Chief Executive Officer, our other executive officers and the directors affiliated with RHI own equity interests in RHI. Furthermore, four members of our board of directors (Dan Gilbert, Jennifer Gilbert, Matthew Rizik and Jay Farner) continue to be directors of RHI and two members of our board of directors (Jay and Matthew) continue to be officers of RHI. The overlap and the ownership of RHI equity interests may lead to actual or apparent conflicts of interest with respect to matters involving or affecting the Company and the RHI Affiliated Entities. For example, there could be a conflict of interest if there are issues or disputes under the commercial arrangements that exist between us and the RHI Affiliated Entities or if we or one of the RHI Affiliated Entities look at acquisition or investment opportunities that may be suitable for both companies. See “Certain Relationships and Related Person Transactions” for more information on the transactions and relationships between the Company and the RHI Affiliated Entities and our policies concerning related person transactions.
Corporate Opportunity
Our certificate of incorporation provides that none of the RHI Affiliated Entities nor any officer, director, member, partner or team member of any RHI Affiliated Entity (each, an “RHI Party”) has any duty to refrain from engaging in the same or similar business activities or lines of business, doing business with any of our clients or suppliers or employing or otherwise engaging or soliciting for employment any of our directors, officers or team members. None of our directors or officers will be liable to us or to any of our subsidiaries or stockholders for breach of any fiduciary or other duty under statutory or common law, as a director or officer or controlling stockholder or otherwise, by reason of any such activities, or for the presentation or direction to, or participation in, any such activities by any RHI Party.
In our certificate of incorporation, to the fullest extent permitted by applicable law, we renounce any interest or expectancy that we have in any business opportunity, transaction or other matter in which any RHI Party participates or desires or seeks to participate in. This applies even if the opportunity is one that we might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so. To the fullest extent permitted by applicable law, each such RHI Party has no duty to communicate or offer such business opportunity to us. Further, each such RHI Party is not liable to us or any of our stockholders for breach of any fiduciary or other duty under statutory or common law, as a director or officer or controlling stockholder, or otherwise, by reason of the fact that such RHI Party pursues or acquires such business opportunity, directs such business opportunity to another person, or fails to present such business opportunity, or information regarding such business opportunity, to us.
The Exchange Agreement specifies that we will not amend the provisions of our certificate of incorporation renouncing corporate opportunities without the consent of RHI as long as RHI holds any Holdings Units. See “Certain Relationships and Related Person Transactions – Related Person Transactions – Exchange Agreement.”
Notwithstanding the above, our certificate of incorporation does not renounce any interest or expectancy we may have in any business opportunity, transaction or other matter that is offered to an RHI Party who is one of our directors or officers and who is offered such opportunity solely in his or her capacity as one of our directors or officers, as reasonably determined by such RHI Party.
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Meetings Of Our Board And Committees
Following our IPO, our Board and committees meet throughout the year at regularly scheduled meetings and informational sessions, and also hold special meetings and act by written consent as appropriate. The non-management directors hold executive sessions to meet without management present, generally at regularly scheduled Board meetings as well as other times that such directors deem necessary or appropriate. The independent directors meet in executive session at least once per year.
Meeting Attendance – Strong Participation Among Newly Constituted Board. Directors are expected to attend the annual meeting of stockholders, Board meetings and meetings of committees on which they serve. We permit participation by telephone or videoconference, which is deemed attendance for all meetings. The 2021 annual meeting will be our first annual meeting of our stockholders as a public company. Matters required to be approved by our stockholders in 2020 were completed prior to the consummation of our IPO in August 2020.
Our Board met two times during 2020. In 2020, each of our directors attended 100% of the meetings of our Board and all committees of our Board on which he or she served since such director was appointed.
Three Core Standing Committees Of Our Board With Significant Responsibilities
Effective upon our IPO, our Board delegated various responsibilities and authority to Board committees, which include our Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee operates under a written charter approved by our Board, which is reviewed annually by the respective committee and is available on the Governance tab of our investor relations website located at ir.rocketcompanies.com. The table below sets forth the current membership for our Board committees and the number of meetings held by each committee in 2020.
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Audit Committee
Our Audit Committee assists our Board by providing independent, objective oversight of our auditing, accounting and financial reporting activities, including through oversight of:
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The reliability and integrity of the Company’s accounting policies, financial statements and other financial information provided by the Company to its stockholders, the general public, the SEC and the NYSE;

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The Company’s compliance with legal and regulatory requirements, including monitoring related key governance policies;

•
The qualifications, independence and performance of the Company’s independent auditor, with direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, who report directly to our Audit Committee;

•
The performance of the Company’s internal audit function, and the effectiveness of internal control over financial reporting and disclosure controls and procedures;

•
The review and approval of related person transactions; and

•
The review of certain disclosures and proposals in any proxy statement related to Audit Committee matters, including review of its report furnished in this proxy statement.

Our Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee and is otherwise financially literate. Our Board has determined that each of Jonathan Mariner, Matthew Rizik, Suzanne Shank and Nancy Tellem qualifies as an “audit committee financial expert” as such term is defined under the rules of the SEC.
Our Board has determined that Matthew Rizik is not an independent director because he provides consulting services to the Company and Holdings and serves as an officer of RHI. We are relying on the phase-in provisions of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NYSE transition rules applicable to companies completing an initial public offering. We plan to have an audit committee comprised solely of independent directors that are independent for purposes of serving on an audit committee within one year of our IPO. Our Audit Committee does not believe that such reliance materially adversely affects the committee’s ability to act independently and to satisfy the other requirements of Rule 10A-3.
In accordance with NYSE rules, an Audit Committee member may not simultaneously serve on more than two other audit committees of public companies unless the Board determines that such simultaneous service would not impair the ability of such person to effectively serve on the Audit Committee and discloses such determination. No Audit Committee member currently serves on more than two other audit committees of public companies.
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Compensation Committee
Our Compensation Committee is responsible for the compensation of our executive officers, including our Chief Executive Officer, and for oversight of our incentive compensation, equity-based and pension plans. The Compensation Committee may form and delegate authority to subcommittees from time to time as it sees fit.
The principal responsibilities of our Compensation Committee are to oversee:
•
The review and approval of corporate goals and objectives relevant to the compensation of our Chief Executive Officer, the evaluation of Chief Executive Officer performance in light of those goals and objectives and the determination and approval of Chief Executive Officer compensation based on this evaluation;

•
The evaluation and determination of the compensation of our other executive officers with input from the Chief Executive Officer;

•
The review and recommendation to our Board with respect to the Company’s incentive compensation, equity-based and pension plans;

•
The monitoring of compliance with stock ownership guidelines, and the review of any clawback provisions or policy;

•
The review, at least annually, of the relationship between risk management policies and practices, corporate strategy and our compensation programs for all team members; and

•
The review of certain compensation disclosures and proposals in any proxy statement or other SEC filing, including the review and discussion with management of our CD&A and recommending to our Board that such CD&A be disclosed in our proxy statement together with the report of our Compensation Committee.

Independent Compensation Consultant. Our Compensation Committee may retain or terminate, at its sole discretion, compensation consultants, independent legal counsel or other advisors to assist in its responsibilities. The committee is directly responsible for overseeing the work of such advisors. Our Compensation Committee reviews the independence of such outside advisors and, with respect to its independent compensation consultant, any conflicts of interest raised by such work.
Prior to the preparation of the IPO, RHI did not engage any external consultants in initially setting target annual compensation for our named executive officers in 2020. In connection with our IPO, the Company engaged Korn Ferry to advise on the creation of the 2020 Omnibus Incentive Plan, including the determination of the share pool, the IPO equity award program and base salary benchmarking.
In November 2020, our Compensation Committee determined to engage Korn Ferry to assist our Compensation Committee and Nominating and Governance Committee with all matters related to executive and director compensation programs for 2021. The Compensation Committee works with management to determine the consultant’s responsibilities and direct its work product, although the Compensation Committee is responsible for the formal approval of the annual work plan. Following our IPO, Korn Ferry reports to our Compensation Committee Chair, has direct access to Compensation Committee members, and periodically meets with members of our Compensation Committee.
At the request of our management, our Compensation Committee authorized Korn Ferry and its affiliates to perform other services, such as executive search, leadership and talent services, for the Company of up to $300,000 for November 30, 2020 to December 31, 2021.
Korn Ferry’s total fees for services in 2020 were $42,750 pursuant to its engagement with the Compensation Committee for matters related to 2021 executive and director compensation programs and $203,702 pursuant to its engagement with management for matters related to 2020 executive and director compensation programs. Our Compensation Committee has assessed the independence of Korn Ferry pursuant to applicable SEC and NYSE rules and concluded that Korn Ferry’s work for our
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Compensation Committee did not raise any conflict of interest. This assessment included consideration of the services provided by Korn Ferry, the amount of fees received as a percentage of its revenue and its policies and procedures designed to prevent conflicts of interest.
See “Compensation Discussion And Analysis” for information regarding the role of our Compensation Committee, its compensation consultant and management related to the consideration and determination of executive compensation in 2020.
Compensation Risk Analysis. With the assistance of Korn Ferry and management, our Compensation Committee reviewed our team member compensation policies, plans and practices to determine if they create incentives or otherwise encourage behavior that is reasonably likely to have a material adverse effect on us. Based on such review, our Compensation Committee concluded that there are no unmitigated risks created by our compensation policies, plans and practices that create incentives or encourage behavior that is reasonably likely to have a material adverse effect on the Company.
Clawback Guideline. If the Company must prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company may seek recovery of any erroneously awarded incentive-based compensation (i.e., the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the accounting restatement, computed without regard to any taxes paid) received during the three completed fiscal years immediately preceding the date the Company is required to prepare such restatement and any transition period resulting from a change in the Company’s fiscal year within or immediately following those three completed fiscal years by executive officers who served at any time during the performance period for such incentive-based compensation. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.
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Nominating And Governance Committee
Our Nominating and Governance Committee identifies and recommends director nominees to the Board for election, develops and recommends to our Board corporate governance guidelines and other key governance policies, and oversees Board and committee evaluations and related activities conducted in response to such review.
Accordingly, the principal responsibilities of our Nominating and Governance Committee are to:
•
Identify individuals qualified to become directors, consistent with the criteria approved by our Board, and recommend to our Board the director nominees for the next annual meeting of stockholders or to fill vacancies on our Board;

•
Develop, review and assess the adequacy of our Corporate Governance Guidelines and other key governance policies;

•
Review and make recommendations to our Board with respect to the size, composition and organization of our Board and committees of our Board;

•
Review and recommend to our Board for approval the compensation of directors who are not affiliated with the Company or RHI (“Non-Affiliated Directors”);

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Oversee the annual evaluations of our Board and its committees, and the related activities resulting from such review;

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Assist our Board in determining the independence of the directors, to the extent such directors are required to be independent by the NYSE or other applicable regulatory requirements; and

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Review certain governance and director disclosures and proposals in any proxy statement or other SEC filing.

See “− Director Qualifications” for a description of the experience, mix of skills and other criteria that the Nominating and Governance Committee considers in the director nomination process. If a vacancy on the Board occurs, the Nominating and Governance Committee will seek individuals who satisfy similar criteria for appointment to the Board.
See “Other Matters – Presentation Of Stockholder Proposals And Nominations At 2022 Annual Meeting” for information regarding providing timely notice of stockholder proposals and nominations. See our by-laws for additional information required to nominate candidates for election as directors or bring other business before an annual meeting.
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Board And Committee Responsibilities For Risk Oversight
Our Board has an oversight role, as a whole and also at the Committee level, in overseeing management of the Company’s risks. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. Our Board oversees our risk management primarily through the matters noted below.
Full Board
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Review of management’s business plan, budget, strategic plans and business developments.

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Address emerging issues and innovation.

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Key strategic acquisitions, mergers and divestitures.

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Oversight of management’s response to crises, including our response to the COVID-19 pandemic, and related reputational risks.

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Oversight of human capital management, including corporate culture and sustainability matters important to our stakeholders.

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General oversight of stockholder engagement.

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Succession planning for the CEO and other executive officers, as well as Board leadership.

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Executive sessions consisting solely of the non-management and independent directors.

Audit
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Oversight of our major financial risk exposures (including liquidity, capital spending, credit and financings) and management’s risk assessment and risk management policies.

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Review of financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure processes and any mitigating activities adopted in response to material control deficiencies.

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Monitor legal and regulatory compliance including compliance with the Company’s Code of Conduct and Ethics.

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Regular oversight and consultations with the independent registered public accounting firm.

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Direct oversight of the internal audit group.

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Oversight of the whistleblower hotline processes for accounting and auditing matters.

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Review and approval of related person transactions in accordance with our Related Person Transaction policy.

Compensation
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Review and approval of compensation and severance/termination policies and agreements for the executive officers.

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Compare benchmarking and survey data to evaluate executive officer compensation programs.

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Consider whether and how our executive compensation philosophy, policies and programs support our overall business strategy.

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Review the material risks associated with our compensation structure, policies and programs for all team members to determine whether they encourage excessive risk-taking.

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Evaluate policies and practices to mitigate risk.

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Direct oversight of stockholder engagement related to compensation matters.

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Nominating And Governance
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Review of qualifications, expertise, experience and characteristics of Board members and oversight of director nominations and appointments.

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Oversight of Board structure and composition, and review of director succession planning.

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Leadership of management succession planning, including in the event of an unexpected occurrence.

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Compare benchmarking and survey data to evaluate director compensation programs.

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Review and approval of Corporate Governance Guidelines and other key governance policies, and monitoring compliance.

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Manage the evaluation process for our Board and committees, and oversee related activities resulting from such review.

Set forth below is additional information on certain key matters of risk oversight.
COVID-19 Pandemic Governance And Crisis Management
Our Board and its Committees have been, and continue to be, prepared to commit the necessary resources and time to oversee the management of critical matters of the Company, including in times of an actual or potential crisis.

Our Board has overseen the review and implementation of key measures taken in response to the COVID-19 pandemic, including regular discussions with the Company’s executives, and our Committees have addressed COVID-19 risks specific to their delegated duties.
	Our Board monitored the identification of risks and mitigation strategies related to our business, continuity and planning, including our mortgage origination and servicing by monitoring the number of clients that have entered into a forbearance plans related to COVID-19.	Our Audit Committee reviewed the management of liquidity and cash flows, key accounting and financial reporting considerations, legal and regulatory compliance, and cybersecurity and other internal control considerations.	Our Compensation Committee handled oversight of our team members’ health, safety and well-being, as well as compensation and benefit programs for team members generally and the Company’s return-to-work procedures.
Cybersecurity Risk And Oversight
We prioritize digital safety for our clients, team members and stakeholders through the same lens as physical health and safety. We are dependent on information technology networks and systems, including the internet, to securely collect, process, transmit and store electronic information, and networks of third-party vendors that receive, process, retain and transmit electronic information on our behalf. Further, we are dependent on the secure, efficient and uninterrupted operation of our technology infrastructure, including computer systems, related software applications and data centers, as well as those of certain third parties and affiliates.
This is especially applicable in the current response to the COVID-19 pandemic and the shift we have experienced with most of our team members currently working from home, as our team members access our secure networks through their home networks. Our Board oversees our programs and risks related to cybersecurity and privacy matters, including receiving periodic management reports concerning cybersecurity and information security trends and regulatory updates, technology risks, the implications for our business strategy, audit and compliance, and risk mitigation programs.

Risk Oversight Process	Our Audit Committee’s role in the risk oversight process includes risk identification, risk management and risk mitigation strategies. The Audit Committee reviews the Company’s major financial risk exposures and management’s risk assessment and risk management policies. Members of senior management report on areas of material risk to us, including operational, financial, legal, regulatory, strategic, cyber and reputational risks, as well as, more recently, the risk exposures related to the COVID-19 pandemic.
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TAILORED CORPORATE GOVERNANCE POLICIES TO ENSURE INTEGRITY AND ETHICAL CONDUCT
Our Board has adopted tailored governance practices appropriate for our newly public company status. Our policies align our corporate governance structure and our business strategy and culture, and enable our Board to effectively oversee our culture of compliance and rigorous risk management.
Copies of our Corporate Governance Guidelines and our Code of Conduct and Ethics are available under the Governance tab of our website at ir.rocketcompanies.com.
Code Of Conduct And Ethics – Establishing A “Tone At The Top” Of A Compliance Culture
Upon consummation of our IPO, our Board adopted a Code of Conduct and Ethics. Our Code of Conduct and Ethics applies to all of our directors, officers and team members and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Conduct and Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at ir.rocketcompanies.com or in filings under the Exchange Act.
All new team members are provided with an electronic copy of our team member handbook, together with our Code of Conduct and Ethics and our team member Guideposts. Team members must acknowledge and confirm their review. In addition, all executive officers and other team members complete an online course addressing ethics, sexual harassment, anti-money laundering, fair lending and cyber security.
Corporate Governance Guidelines – Establishing Core Principles Of Governance
We believe that good corporate governance promotes the effective functioning of our Board and Board committees and helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE. Upon consummation of our IPO, our Board adopted our Corporate Governance Guidelines to provide a framework for the governance of the Company as a whole and describe the principles and practices that our Board follows in carrying out its responsibilities.
Such Corporate Governance Guidelines will be annually reviewed by our Nominating and Governance Committee to ensure that they effectively promote the best interests of both the Company and our stockholders and that they comply with all applicable laws, regulations and NYSE requirements. The Corporate Governance Guidelines address, among other things, the size, composition, structure and policies of our Board and its committees, the responsibilities and authority of our Chairman and lead director (if any), director qualification standards, expectations and responsibilities of directors, management succession planning and the evaluation of Board performance.
Insider Trading Policy – Addressing Pledging And Hedging Guidance
We believe it is improper and inappropriate for any person to engage in short-term or speculative transactions involving our securities. We prohibit or provide guidelines and limitations on our officers, directors and team members from engaging in any of the following activities with respect to our securities.
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Pledging/purchases of securities on margin. Although our officers, directors and team members may pledge our securities as security for margin accounts, such persons are responsible for ensuring that foreclosure on any such account would not violate our Insider Trading Policy and should be aware that sales of such securities could have securities law implications.

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Short sales. Our Insider Trading Policy prohibits all officers, directors and team members from selling Company securities they do not own and borrowing the shares to make delivery.

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Buying or selling puts, calls, options or other derivatives in respect of our securities. This prohibition extends to any instrument whose value is derived from the value of any of our securities.

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Hedging transactions. Although we discourage speculative hedging transactions, we permit long-term hedging transactions that are designed to protect an individual’s investment in our securities. Any hedge must be for at least six months and relate to stock or options held by the individual. All such hedging transactions must be pre-cleared in accordance with the pre-clearance procedures described in our Insider Trading Policy.

Board Evaluation Process – Assisting In The Transition To A Public Company Model Of Governance
Our Board believes it is important to assess its overall performance and the performance of our Board committees in order to serve the best interests of our stockholders and position the Company for future success. Beginning in 2021, our Board and each committee will conduct such annual evaluations to determine whether it and its committees are functioning effectively. Our Nominating and Governance Committee will oversee the determination and implementation of an appropriate process, and report annually to our Board with an assessment and recommended activities in response to such findings.
Director Onboarding And Continuing Education – Connecting New Directors To The Company’s Unique Culture And Business, And Maintaining Key Expertise In An Evolving Regulatory And Business Landscape
Our Nominating and Governance Committee oversees the Company’s orientation programs for new directors and continuing education programs for existing directors. Each new director, upon joining our Board, is provided with an orientation session regarding our Board and the Company’s operations. As part of this orientation, each new director has an opportunity to meet with members of senior management of the Company.
Directors are also provided with continuing education on various subjects that will assist them in discharging their duties. This may include presentations by Company management or our Board’s advisors on the Company’s business, compliance efforts, applicable legal, regulatory or other developments or other matters as our Board, or other programs that our Nominating and Governance Committee, in its oversight of our Board’s continuing education program, deems appropriate.
Executive Officer Succession Planning, Including Crisis Management
Our Nominating and Governance Committee oversees the Company’s executive officer succession planning. Our Nominating and Governance Committee will discuss generally and recommend to our Board for approval a CEO and executive officer succession plan as well as an interim CEO succession plan in the event of an unexpected occurrence, which is intended to provide leadership continuity in the event of unexpected vacancies, including those from a major catastrophe.
The Nominating and Governance Committee intends to review such matters from time to time as appropriate beginning in 2021.
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HUMAN CAPITAL MANAGEMENT
Being All-In
Rocket Companies invests for the long term and places tremendous value in supporting our team members, clients and communities. Dan Gilbert, our founder and Chairman, purposefully created a strong cultural foundation of core principles, or “ISMs,” as a cultural operating system to guide decision making by all of our team members. These ISMs are our foundation. At the heart of the ISMs is a simple, yet powerful, concept: “Love our team members. Love our clients.” Our team members put the ISMs into action every day. The result is an empowered and passionate team aligned in a common mission. As of December 31, 2020, we had approximately 24,000 team members, all of whom are based in the United States and Canada.
As part of our ‘ALL IN’ talent management strategy, we provide tools and resources to our team members that enable them to reach their full potential, build their own career paths, enhance their well-being and support their financial goals. Our team members have access to training and mentorship opportunities, specialized leadership programs and a variety of educational programs through ROCK Academy. The Company supports team member growth and mobility within the organization through the Company’s THRIVE program. The THRIVE team works closely with team members to help them find an open role that aligns with their passion, skill set and career growth. In 2020, approximately 2,000 team members transferred to new roles within the organization. To understand and improve team member retention and engagement, the Company surveys team members with the assistance of third-party consultants. In 2020, approximately 86% of our team members completed the engagement survey. Based on these results, approximately 95% of our team members stated that they are proud to work for the Company.
Safe And Healthy Communities Are Resilient
In 2020, we particularly increased our attention to the safety and well-being of our team members and their families during the COVID-19 pandemic, as over 98% of our team members have been working remotely since March 2020. With team member safety in mind, the Company swiftly established virtual recruiting, hiring, onboarding and orientation programs and established safety protocols across all our offices. We provide a variety of resources focused on supporting our team members’ physical, mental and emotional health to help improve their quality of life. For example, every month, our TotalYou Wellness team provides web-based presentations that cover topics including exercise, finances, family life and nutrition. To deepen our team member support, we offer the Rock Health Collective, which provides onsite preventative and responsive healthcare for team members in Rocket offices. Everyone must feel

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safe and seen throughout our companies, our buildings, and our cities. Public safety and building safety combine to create a powerful, lasting force for good to help strengthen our cities. Based on engagement survey results, over 90% of our team members felt supported by the Company during a time of change, a direct reflection of the Company’s team member focused response to the COVID-19 pandemic.
Diversity, Equity And Inclusion — DEI In Our DNA
We are committed to fostering a diverse and inclusive workplace and we proactively recruit for and hire diverse talent across a broad range of candidates to achieve the highest performing teams. Our Diversity, Equity and Inclusion (DEI) team is committed to fostering an inclusive environment built on open doors, open minds and an open culture rooted in trust. Our commitment to creating spaces that respect our spaces reflects our respect for the people in our companies. DEI is at the heart of our values and sustainability. We are aware of the positive impact that diversity has on our businesses, and we know that there is more for us to do. In 2020, during the COVID-19 pandemic and racial uprising, the DEI team’s work was elevated. This team quickly moved into a space of being more strategic about addressing DEI opportunities. This meant building processes and digging into the business to look at ways that DEI can close gaps around strategic goals focused on the four DEI levers: Talent, Culture, Community and Marketplace. We must keep moving forward. We have made our DEI stance public through our Company website to ensure our position is known to all our stakeholders. As we say, DEI is in our DNA.

DEI Pillars

Talent
Culture
Marketplace
Community
Communication

In 2020, we established our six-point plan with an emphasis on: (1) recruiting, (2) team member engagement, (3) leadership development, (4) law enforcement engagement, (5) communications and (6) external affairs and community engagement to build inclusive and equitable structures that are woven throughout our culture. In 2021, we have morphed the six-point action plan into the DEI strategic plan that aligns these six areas to the DEI pillars. The DEI team continues to move throughout the strategic space with a goal of sustainability; creating processes, policies, and repeatable steps addressing DEI
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issues so that every business area is prepared for the needs of team members as well as questions and concerns from our clients and the community.
We also actively provide and promote opportunities for our team members to share their voice and engage with our community. Based on engagement survey results, approximately 95% of our team members support the various ways the Company contributes to the community. As a reflection of our commitment to prioritize our team members, our flagship company, Rocket Mortgage, has been named to Fortune magazine’s list of  “100 Best Companies to Work For” for 17 consecutive years.

COMMUNICATIONS WITH OUR BOARD
If you want to communicate with the non-management members of our Board of Directors, you should send a letter to any such director at 1050 Woodward Avenue, Detroit MI 48226 or to the e-mail address independentdirectors@rocketcompanies.com. The Corporate Secretary may sort or summarize the communications as appropriate. Communications that are commercial solicitations, customer complaints, incoherent or inappropriate will not be communicated to the non-management members of our Board.
To submit concerns regarding accounting, internal accounting controls or auditing matters, you may also call: 1-844-907-2291. Team members may submit such concerns on a confidential or anonymous basis. Communications made through the confidential hotline will be reviewed by our Audit Committee in accordance with its procedures.
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COMPENSATION OF NON-AFFILIATED DIRECTORS
2020 Compensation Program – Responsible Benchmarked Pay And Strong Alignment With Stockholders
In connection with our IPO, we implemented a policy pursuant to which each Non-Affiliated Director receives the following compensation:
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An annual cash retainer fee of  $50,000;

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A cash meeting fee of  $3,000 per meeting; and

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An annual restricted stock unit (“RSU”) award with a grant date fair value of  $200,000.

Each director is reimbursed for reasonable business expenses incurred by such director in connection with his or her services. Affiliated directors, or directors who are employees or executives of the Company, or who provide services to RHI or any of its subsidiaries, do not receive compensation for their services as directors of the Company.
Utilization Of Peer Group Benchmarking. In setting Non-Affiliated Director compensation, our Board utilized benchmarking with the same peer group used for named executive officer compensation, general industry survey data and related information from Korn Ferry. Our Board targeted equity compensation around the 50th percentile of the peer group. Our Board set the annual cash retainer below the 25th percentile of its peers and determined to pay additional meeting fees. Our Board believed this was appropriate since it expects to have four or fewer Non-Affiliated Directors, which may result in each Non-Affiliated Director being a member of multiple committees and requiring a significant time commitment.
Annual Cash Retainer And Meeting Fees. The cash retainer and meeting fees are paid quarterly in arrears.
Annual RSU Award. The annual RSU award is granted on the date of each annual meeting of stockholders and will vest in full on the first anniversary of the grant date. However, at the effective time of our IPO (or upon appointment, for Jonathan Mariner), each Non-Affiliated Director received the full amount of the annual RSU grant. On the date of the 2021 annual meeting, each Non-Affiliated Director will receive a prorated amount to reflect the period of time between the effective date of our IPO (or later appointment) and such annual meeting.
In the event of a Change in Control (as defined below), any unvested RSU awards will become immediately vested and settled if either (a) the director will not continue as a member of our Board of the Company, acquirer or surviving company as applicable or (b) if the RSU awards are not continued or assumed. In December 2020, upon recommendation of our Compensation Committee, our Board determined to modify the equity awards granted in connection with our IPO, including the RSU awards to our Non-Affiliated Directors. As modified, the equity awards now provide for immediate vesting of the unvested portion of the RSU award at the time of termination of service due to death or disability. In the event of a director’s termination of service at any time prior to the vesting date, other than due to death or disability or in connection with a Change in Control, all unvested RSUs will be canceled and forfeited.
Non-Affiliated Director Compensation Limitation. Our stockholder-approved 2020 Omnibus Incentive Plan caps annual compensation to our Non-Affiliated Directors at $750,000 per year by providing that the maximum grant date fair value of awards to a Non-Affiliated Director in any single fiscal year, taken together with any cash fees paid to such director during the fiscal year, will be $750,000.
Robust Stock Ownership Guidelines For Non-Affiliated Directors. In March 2021, we adopted stock ownership guidelines to further future alignment of the long-term interests of our executive officers and
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Non-Affiliated Directors with those of our stockholders. Our stock ownership guidelines generally require that our Non-Affiliated Directors own shares of our common stock having an aggregate value equal to five times the Non-Affiliated Director’s annual cash retainer.
Shares that count for purposes of ownership under the stock ownership guidelines include vested shares or units. Generally, each Non-Affiliated Director will have five years from the date he or she becomes subject to the guidelines to achieve compliance.
2020 Director Compensation Table
The table below sets forth the compensation of our directors in 2020, excluding Jay Farner whose compensation is covered in the Summary Compensation Table For 2020 And 2019. Equity award amounts are based on grant date fair values and do not represent the actual value that will be received by each individual from the awards.
Name	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dan Gilbert	—	—	—	—	—
Jennifer Gilbert	—	—	—	—	—
Jonathan Mariner	19,609	199,994	—	—	219,603
Matthew Rizik(3)	—	450,000	150,001(4)	140,446	740,447
Suzanne Shank	44,245	199,998	—	—	244,243
Nancy Tellem	47,245	199,998	—	—	247,243

(1)
Reflects annual cash retainer (pro rata) and meeting fees.

(2)
Reflects the grant date fair value of RSU awards granted under our 2020 Omnibus Incentive Plan in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation, disregarding the effect of estimated forfeitures (“ASC Topic 718”). The grant date fair value is based on the closing price per share of our Class A common stock on the grant date (for Jonathan Mariner, $21.31 on November 6, 2020, and for other directors, $18.00 on August 5, 2020, the effective date of the registration statement for our IPO) multiplied by the number of shares subject to the award.

(3)
In connection with our IPO, Matthew Rizik entered into an agreement to provide consulting services to the Company and Holdings and received cash compensation for his consulting services in 2020 (reflected under “All Other Compensation”). In recognition of Matt’s extraordinary services in connection with our IPO, including tax structuring advice, and his ongoing commitment to provide consulting services, Matt received an equity award in connection with our IPO consisting of 25,000 RSUs and options to purchase 30,801 shares of Class A common stock. The RSUs will vest in three equal installments on each of the first three anniversaries of the grant date, and the stock options will vest as to 33.33% on the first anniversary of the grant date and pro rata on a monthly basis thereafter over the next 24 months, subject in all cases to continued services to Holdings and the Company on the applicable vesting date.

(4)
Reflects the grant date fair value of an option award granted under our 2020 Omnibus Incentive Plan on August 5, 2020, the effective date of the registration statement for our IPO, in accordance with ASC Topic 718. The Company uses the Black-Scholes option pricing model to determine the grant date fair value of stock options. The assumptions used in determining the fair values of option awards granted in 2020 are disclosed in Note 18 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

At December 31, 2020, Suzanne and Nancy each held 11,111 RSUs, Jonathan held 9,385 RSUs and Matthew held 25,000 RSUs and options to purchase 30,801 shares of Class A common stock.
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Executive Officers
Our senior leadership team’s vision has reshaped the mortgage landscape and fueled our substantial growth while consistently reinforcing our culture. This long-tenured team has been with us for an average of 25 years. Dan Gilbert, our founder and Chairman, has provided us with steady leadership during our entire 36-year history and served as Chief Executive Officer from 1985 until 2002. Jay Farner is our current Chief Executive Officer and has been with us for 25 years. Bob Walters is our President and Chief Operating Officer and has been with us for 24 years. Julie Booth is our Chief Financial Officer and Treasurer and has been with us for 17 years. Angelo Vitale is our General Counsel and Secretary and has been with us for 23 years. This team has led us through a variety of housing and economic cycles, and has found ways to take advantage of broader industry disruption to continue our growth and success.
We are focused on developing and promoting talent from within, enabling us to develop both the current team of senior leaders as well as the next generation of leaders. Prior to becoming Chief Executive Officer, Jay Farner served as our President and Chief Marketing Officer and Vice President of Web Mortgage Banking before that. In these roles, Jay personally led the building of Rocket Mortgage and brand strategy, as well as online performance marketing and the creation of the centralized banking teams. Prior to becoming President and Chief Operating Officer, Bob Walters served as our Chief Economist and Executive Vice President leading Capital Markets and Servicing. In these roles, Bob oversaw the teams responsible for developing our capital markets capabilities, launching servicing and transforming our client experience and operations teams. Prior to becoming Chief Financial Officer, Julie Booth served as our Vice President, Finance and initiated the creation and development of the Treasury, Procurement and Internal Audit functions over the years. Angelo Vitale has served as Chief Executive Officer of our subsidiary Rock Central and as our Executive Vice President, General Counsel and Secretary. In these positions, Angelo has been responsible for our legal functions, including regulatory compliance, commercial real estate leasing and enterprise risk management.
Set forth below are descriptions of the backgrounds of each executive officer of the Company as of the record date.
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Jay Farner
Chief Executive Officer and Vice Chairman of our Board Age: 48	See “Board Matters – Director Background And Qualifications” for biographical and other information regarding Jay Farner.
Bob Walters
President and Chief Operating Officer Age: 56
Bob Walters is our President and Chief Operating Officer. Bob has held these positions since March 2020. In these positions, Bob oversees the day to day operations of the business, focusing on strategic planning and leveraging synergies among various operational teams at the Company. Most recently, Bob has served as President and Chief Operating Officer of Rocket Mortgage since 2017. From August 2016 to February 2017, Bob served as Chief Economist and Executive Vice President of Rocket Mortgage overseeing the Capital Markets and Servicing operations. Bob has been instrumental in leading the teams that manage interest rate risk management, trading and product development. Bob joined Rock Financial in 1997 after holding positions at both the National Bank of Detroit and DMR Financial Services. Bob earned his master’s degree in business administration from the University of Michigan and his undergraduate degree in finance from Oakland University.
FAVORITE ISM: Innovation Is Rewarded. Execution Is Worshipped.

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Julie Booth
Chief Financial Officer and Treasurer Age: 52
Julie Booth is our Chief Financial Officer and Treasurer. Julie has held these positions since March 2020. Previously she held positions with Rocket Mortgage leading its accounting and finance teams as Vice President, Finance and Treasurer from 2005 to 2010 and Chief Financial Officer and Treasurer from 2010 to March 2020. She is responsible for the accounting, finance, treasury, tax and investor relations functions, and she assists with the internal audit function. Prior to joining Rocket Mortgage, she was a senior manager with Ernst & Young LLP in Detroit, where she had 13 years of experience serving banking and mortgage banking clients in the assurance practice. She currently serves as the board Chair for Make-A-Wish Michigan and previously served as Chair for the Mortgage Bankers Association Financial Management Committee. Julie earned a bachelor’s degree in accounting from the University of Michigan and is a Certified Public Accountant.
FAVORITE ISM: You’ll See It When You Believe It.

Angelo Vitale
General Counsel and Secretary Age: 62
Angelo Vitale is our General Counsel and Secretary. Angelo has held this position since March 2020. Since early 2020, Angelo has been the Chief Executive Officer of our subsidiary Rock Central. Angelo was with Rocket Mortgage from 1997 through early 2020, leading its legal, audit and risk teams as Executive Vice President, General Counsel and Corporate Secretary since 2014. In that role, he was responsible for all legal functions, including regulatory compliance, commercial real estate leasing and enterprise risk management. Prior to joining Rocket Mortgage, Angelo was Senior Counsel for 12 years with another national mortgage servicing company. He began his legal career as an associate with a mid-size Detroit law firm specializing in the defense of personal injury litigation. Angelo earned a bachelor’s degree (summa cum laude) from the University of Detroit Mercy and a J.D. degree from Wayne State University School of Law. He serves on the board of trustees of University of Detroit Mercy.
FAVORITE ISM: We Are The “They”.

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OVERLAP OF CHIEF EXECUTIVE OFFICER WITH RHI
Following the completion of our IPO, our Chief Executive Officer, Jay Farner, continues to serve as Chief Executive Officer of RHI. Although we expect that Jay will continue to devote a majority of his time to the business of the Company, he will not be able to devote his full time, effort and attention to the Company’s affairs. In addition, after the completion of our IPO, our Chief Executive Officer, our other executive officers and the directors affiliated with RHI continue to own equity interests in RHI. For example, there may be a conflict of interest if there are issues or disputes under the commercial arrangements that will exist between us and the RHI Affiliated Entities or if we or one of the RHI Affiliated Entities look at acquisition or investment opportunities that may be suitable for both companies. See “Certain Relationships and Related Person Transactions” for more information on the transactions and relationships between the Company and the RHI Affiliated Entities and our policies concerning related person transactions.
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Compensation Discussion And Analysis
This Compensation Discussion And Analysis (“CD&A”) provides information regarding the executive compensation programs for the individuals that serve as our Chief Executive Officer, Chief Financial Officer and our other executive officers (“named executive officers”), as set forth below.
Name	Title
Jay Farner	Chief Executive Officer and Vice Chairman of our Board
Bob Walters	President and Chief Operating Officer
Julie Booth	Chief Financial Officer and Treasurer
Angelo Vitale	General Counsel and Secretary
CD&A TABLE OF CONTENTS
Executive Summary	Page 43
Compensation Objectives And Philosophy	Page 47
2020 Compensation Program	Page 48
Tax Considerations	Page 51
EXECUTIVE SUMMARY
This CD&A explains our compensation philosophy, objectives and design, our compensation-setting process and our executive compensation program components. It also describes the decisions made for 2020 with respect to each of our named executive officers. Since our business operated as part of RHI prior to our IPO, this CD&A also describes certain compensation elements, decisions and objectives that were determined by RHI.
Fundamental Impact Of IPO On NEO Compensation Program And Determinations
Named Executive Officers Of Newly Formed Company. As a newly formed company, immediately prior to our IPO, we did not have executive officers for 2019. Rather, our named executive officers were officers of our parent, RHI and/or Quicken Loans, one of our key operating subsidiaries, for 2019, and were appointed as officers of the Company in March 2020. During 2019 and prior to our IPO in 2020, our named executive officers performed roles for both our business and other RHI entities and affiliates. Following our IPO, Julie Booth, Bob Walters and Angelo Vitale devote their full time business efforts to our business (including our key operating subsidiaries) and are no longer officers of RHI. Although Jay Farner continues to be an executive officer and have duties to RHI, he devotes a majority of his time to our business. Accordingly, the compensation described in this CD&A and reported in the accompanying tables represents the 2019 and 2020 compensation for services by our named executive officers to our business, as reflected in our audited financial statements.
Our IPO was consummated on August 10, 2020. Therefore, the initial base salary and target bonus of our named executive officers in 2020 were determined prior to our IPO. In connection with our IPO, certain base salaries and target bonuses were increased, and equity awards were granted, to our named executive officers.
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Role Of Compensation Committee And Management. Prior to our IPO, compensation for Jay Farner was determined by Dan Gilbert, Chairman of the board of directors of RHI, and compensation for our other named executive officers was determined by Jay following consultation with Dan. In setting an individual named executive officer’s compensation package, Dan considered the nature of the position, the scope of associated responsibilities, the individual’s knowledge, experience and skills as well as overall contributions. RHI did not engage in any benchmarking and did not engage any external consultants in setting pay for our named executive officers in 2019 or for establishing initial pay for our named executive officers in 2020. Historically, we emphasized equity compensation for our named executive officers over other elements of cash because RHI believes that its compensation objectives are better achieved through a straightforward compensation program focused on achievement of long-term value creation and growth. The IPO equity awards to our named executive officers were approved by our Board, including with the assistance of benchmarking data provided by Korn Ferry.
Following our IPO, our Compensation Committee determines the compensation of our named executive officers. Our Compensation Committee conducts an annual performance assessment of Jay, supplemented by numerous discussions at the Board and in executive session, which support determinations of his annual pay. Our Compensation Committee receives significant input from Jay on the compensation of our other named executive officers. For each other named executive officer, Jay presents a compensation recommendation to our Compensation Committee, along with information regarding the individual’s experience, current performance, potential for advancement, and other subjective factors. Our Compensation Committee reviews such recommendations for reasonableness based on individual and Company performance and market information and retains the full discretion to modify Jay’s recommendations.
The total compensation of each of our named executive officers in 2020 was significantly impacted by the consummation of our IPO:
The approval of increased base salaries for our named executive officers, based on benchmarking and additional duties as a public company executive	Payment of discretionary cash bonuses at 200% of target due to an extraordinary year, which included the consummation of our IPO	Grant of significant IPO equity awards for retention and prior achievements, consisting of time-based RSUs and stock options
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2020 Company Performance Highlights

$15.7 bn
Total Revenue
208% Growth

$9.4 bn
Net Income
948% Growth

Grew total revenue, net, to $15.7 billion from $5.1 billion in 2019 and increased net income to $9.4 billion from $0.9 billion in 2019.

Increased gain on sale margin by 127 basis points year-over-year to 4.46%.

$750 m
GMV*

32 k
Units Sold
61% Growth

Rocket Auto, our automotive retail marketplace, facilitated more than $750 million in Gross Merchandise Value (GMV) of automotive e-commerce transactions during 2020. Rocket Auto facilitated the sale of over 32,000 auto units in 2020, representing year-over-year unit growth of 61%.

*GMV is calculated by applying the estimated average unit sales price of the vehicles sold multiplied by the number of units sold during the period.

CLOSED LOAN ORIGINATION VOLUME

121%
$145.2 bn
$320.2 bn
2019
2020

NET RATE LOCK VOLUME

123%
$152.2 bn
$338.7 bn
2019
2020

OTHER INCOME (INCLUDING AMROCK, LLC)

TOTAL: $1.8 bn
144%
TOTAL: $0.7 bn
Amrock
Amrock
2019
2020

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2020 Compensation Highlights
Key elements of our compensation governance for our named executive officers are set forth below.
WHAT WE DO
For IPO equity awards and post-IPO compensation, use of peer group and benchmarking in making compensation determinations
Active engagement from an independent compensation consultant
Significant portion of total compensation consisting of time-based equity awards, vesting over three years
Robust stock ownership guidelines
Compensation Committee oversight to confirm no undue risk in compensation programs
Clawback policy for financial restatements
First Say-on-Pay vote in 2021 following IPO in 2020
Limited use of perquisites
WHAT WE DON’T DO
No guaranteed bonuses or equity awards, or discounted stock options
No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
No guaranteed severance, except acceleration of IPO equity awards upon death, disability or a change of control (upon termination or if awards are not assumed)
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COMPENSATION OBJECTIVES AND PHILOSOPHY
The objective of our executive compensation and benefits program is to establish and maintain a competitive total compensation program that will attract, motivate and retain the qualified and skilled talent necessary for our continued success. Our compensation structure is designed to give executives equity stakes, motivate our named executive officers to achieve or exceed discretionary objectives and reward them for their achievements when those objectives are met.
The overall level of total compensation for our named executive officers is intended to be reasonable and competitive, taking into account factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to our business. Our compensation plans are designed to align with business strategies, taking into account external market conditions and internal equity issues. With these principles in mind, we and RHI structured our compensation programs to offer competitive total pay packages that we believe enable us to retain and motivate executives with the requisite skill and knowledge and to ensure the stability of the management team, which is vital to the success of our and its business.
Elements Of Executive Compensation Program
The elements of the executive compensation program that applied to our named executive officers in 2020 were base salary, discretionary cash bonuses, equity-based compensation in the form of RSUs and options, and certain team member benefits. Brief descriptions of each principal element of the executive compensation program are summarized in the following table and described in more detail below.
Compensation Element	Brief Description	Performance/ Vesting Period	Objectives
Base Salary	Fixed cash compensation	One year	Attract and retain talented and skilled executives Impacted by the talent, skills and competencies of the individual and benchmarking
Discretionary Cash Bonus	Discretionary variable cash compensation earned based on an assessment of individual and Company performance	One year	Retain and motivate executives by supporting a culture where team members are rewarded for superior individual performance as well as their contributions to Company performance
Equity Awards – RSUs And Stock Options	Equity-linked compensation, which vests based on continued service (with 2020 IPO grants vesting over three years) • 75% grant value in RSUs • 25% grant value in stock options	RSUs vest on each of the first three anniversaries of the grant date Stock options vest 33.33% on the first anniversary of the grant date and monthly thereafter over 24 months
Awards assist in retaining executives and are designed to drive our long-term strategic business objectives and increase alignment with investors over the long-term
Multiple award types provide diverse incentives—RSUs provide full value on grant that serves retention goals, and stock options are focused on upside and value creation

Benefits And Perquisites	Participation in all broad-based team member health and welfare programs and retirement plans	N/A	Aid in retention of key executives in a highly competitive market for talent by providing an overall competitive benefits package
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2020 COMPENSATION PROGRAM
Base Salary
We establish base salaries at levels intended to provide a stable level of minimum compensation to each named executive officer commensurate with each named executive officer’s role, experience and duties.
In connection with our IPO, we increased base salaries of our named executive officers in August 2020 based on peer group benchmarking and their increased responsibilities as executive officers of a public company.
The 2019 and 2020 base salaries of our named executive officers for services to our business as reflected in our audited financial statements are set forth in the table below.
	2019 Base Salary ($)	2020 Pre-IPO Base Salary ($)	2020 Post-IPO Base Salary ($)
Jay Farner	650,000	650,000	800,000
Julie Booth	350,000	350,000	500,000
Bob Walters	255,000	255,000	500,000
Angelo Vitale	300,000	300,000	450,000(1)

(1)
Effective June 29, 2020.

Discretionary Cash Bonus – Rewarding Significant Achievements In 2020
Consistent with our history as a private company, certain of our team members, including our named executive officers, participated in our 2020 annual bonus program under which each person was eligible to receive a discretionary cash bonus without pre-set performance goals. Cash bonuses are intended to reward the Company’s financial and operating performance and individual performance generally in the context of our growing and dynamic business. For 2020, Jay Farner determined target bonuses for our named executive officers other than himself, and Jay’s target bonus was determined by Dan Gilbert. Target bonuses for our named executive officers, as percentages of the base salaries, were set at 100% for Jay Farner, 75% for each of Julie Booth and Bob Walters and 50% for Angelo Vitale.
Our Compensation Committee performed an evaluation of Company and individual performance for 2020. In December 2020, our Compensation Committee determined that discretionary bonuses for our named executive officers would be paid at 200% of their target amounts based on their post-IPO base salaries because of the Company’s exemplary performance in 2020. The Company produced record-breaking operational and financial performance, and growth in every segment of the business. Closed loan origination volume was more than double prior year, and the Company experienced explosive growth in adjusted revenue and adjusted net income. Further, the Compensation Committee also took into account the completion of our successful IPO and the seamless transition to a remote work environment for over 98% of our team members.
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In addition, consistent with a similar payment in 2019, in the first half of 2020 before our IPO, Jay received cash payments equal to withholding taxes payable by him in connection with the vesting and settlement in 2020 of the final tranches of RSUs granted by RHI (the Company’s principal stockholder) in 2017 under the RHI 2015 Equity Compensation Plan. RHI had agreed in 2017 to reimburse Jay for these withholding taxes upon vesting of these RSUs, which fully vested pre-IPO, and no further payments are due under this agreement. These payments are reported in the Summary Compensation Table For 2020 And 2019 because these RSUs and related payments for withholding taxes are compensation for services by our named executive officers to our business, as reflected in our audited financial statements. For the outstanding Rocket Companies, Inc. awards, which were granted in connection with our IPO, there is no commitment to provide similar payments upon vesting.
The target and earned cash bonus amounts for our named executive officers for 2020 are set forth below.
Name	Target Bonus ($)	Actual Bonus ($)
Jay Farner	800,000	1,600,000(1)
Julie Booth	375,000	750,000
Bob Walters	375,000	750,000
Angelo Vitale	225,000	450,000

(1)
Excludes the cash payments in 2020 equal to withholding taxes payable by him in connection with the vesting and settlement of a 2017 RHI RSU award.

IPO Equity Awards – Rewarding Significant Achievements And Serving Key Retention Needs
We plan to continue to use long-term incentives as a component of our named executive officers’ compensation by granting shares of our Class A common stock, RSUs and/or options to purchase shares of our Class A common stock.
In connection with our IPO, we granted equity awards under the 2020 Omnibus Incentive Plan to our named executive officers consisting of RSUs and stock options. The RSUs granted to our named executive officers vest in three equal installments of 33.33% on each of the first three anniversaries of the grant date. The stock options granted to our named executive officers vest as to 33.33% on the first anniversary of the grant date and monthly thereafter over the next 24 months, subject in all cases to continued employment on the applicable vesting date.
Our Board targeted a total annual grant value for each named executive officer based on benchmarking data and retention, as well as a reward for consummation of the transformative IPO. We expect that the value of the IPO equity awards granted to our named executive officers will be greater than we grant annually in future periods, if and when we adopt an annual equity award program. Our Board determined to issue 75% of the grant value in time-based RSUs and 25% of the grant value in time-based stock options. The Board believed this equity mix achieved its objectives by emphasizing retention (RSUs) since our named executive officers had no unvested equity at the time of our IPO, while also incentivizing long-term stockholder value creation (stock options). The Compensation Committee intends to re-evaluate this mix and may consider adding performance-based equity in future awards once the Company has additional experience as a public company in setting strategic financial and operating metrics for incentive purposes, adapting to the volatility of stock price performance and aligning with the perspective of key long-term stockholders.
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Our named executive officers received equity awards with the grant values reflected below.
Name	Target Value Of RSUs ($)	RSUs (#)	Target Value Of Stock Options ($)	Stock Options (#)
Jay Farner	15,300,000	850,000	5,100,000	1,047,228
Julie Booth	5,625,000	312,500	1,875,000	385,010
Bob Walters	6,750,000	375,000	2,250,000	462,012
Angelo Vitale	3,375,000	187,500	1,125,000	231,006
In December 2020, upon recommendation of our Compensation Committee, our Board determined to modify the IPO equity awards, including the awards to our named executive officers, to provide for immediate vesting of the unvested portion of the RSU and stock option awards at the time of termination of employment due to death or disability, with the stock option award remaining exercisable until the earlier of one year following such termination and the expiration date of the stock option.
Reasonable Benefits And Perquisites
We provide a number of benefit plans to all eligible team members, including our named executive officers. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short- and long-term disability coverage and a 401(k) defined contribution plan with matching contributions.
While perquisites help to provide our named executive officers a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation program. Among the perquisites we provide, certain executive officers receive security arrangements, which we view as necessary, appropriate and for the Company’s benefit. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances that we believe are appropriate to assist an executive in the performance of his or her duties, to make our named executive officers more efficient and effective or for recruitment, motivation and/or retention purposes.
Role Of Independent Compensation Consultant; Use Of Market Data
In connection with our IPO, we worked with Korn Ferry and management to evaluate our executive compensation programs. Specifically, Korn Ferry reviewed the composition of our compensation peer group, analyzed the compensation programs of such peer group, and conducted compensation benchmarking against our peer group and general survey data.
We reviewed potential peer group companies based on primary factors and secondary factors:
Primary Factors		Secondary Factors
revenue criteria 0.25x to 4x	sector / business model	talent market	market presence	customer base / end-users
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Based on such considerations, we determined that the following companies were appropriate for purposes of benchmarking evaluating the competitiveness and reasonableness of our executive compensation program.
ANGI Homeservices Inc. Carvana Co. CoreLogic, Inc. eBay Inc. Expedia Group, Inc. Fidelity National Information Services, Inc.	Fiserv, Inc. frontdoor, inc. Interactive Brokers Group, Inc. Intuit Inc.	LendingTree, Inc. Mastercard Incorporated PayPal Holdings, Inc. PennyMac Financial Services, Inc. Square, Inc.	The Charles Schwab Corporation The Western Union Company Visa Inc. Zillow Group, Inc.
Going forward, our Compensation Committee intends to review and update the peer group periodically.
Robust Stock Ownership Guidelines For Executive Officers
In March 2021, we adopted stock ownership guidelines to further future alignment of the long-term interests of our executive officers and Non-Affiliated Directors with those of our stockholders. Our stock ownership guidelines generally require that Jay Farner own shares of our common stock having an aggregate value equal to at least six times his annual base salary and each of our other named executive officers own shares of our common stock having an aggregate value equal to at least three times his or her annual base salary.
Shares that count for purposes of ownership under the stock ownership guidelines include vested shares or units. Generally, each officer will have five years from the date he or she becomes subject to the guidelines to achieve compliance.
TAX CONSIDERATIONS
For income tax purposes, public companies may not deduct any portion of compensation that is in excess of  $1 million paid in a taxable year to certain “covered employees,” including our named executive officers, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). Even if Section 162(m) of the Code were to apply to compensation paid to our named executive officers, our Board believes that it should not be constrained by the requirements of Section 162(m) of the Code if those requirements would impair flexibility in compensating our named executive officers in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of our stockholders and reserve the right to award compensation that may not be deductible under Section 162(m) where the Company believes it is appropriate to do so.
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose team members and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our team members and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.
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Compensation Committee Report
Our Compensation Committee has reviewed and discussed the CD&A in this proxy statement with management. Based on such review and discussion, our Compensation Committee recommended to our Board that the CD&A be included in the Company’s annual report on Form 10-K for the year ended December 31, 2020 and the proxy statement for the 2021 annual meeting of stockholders.
Compensation Committee
Dan Gilbert
Matthew Rizik, Chair
Nancy Tellem
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Compensation Committee Interlocks And Insider Participation
Since our IPO, our Compensation Committee has consisted of Dan Gilbert, Matthew Rizik (Chair) and Nancy Tellem. No member of our Compensation Committee during 2020 is or was an officer or employee of the Company during 2020.
Dan, Matthew and Jay have served, and are currently serving, in various director, executive and employment roles for RHI and certain of its affiliates. See “Board Matters – Director Background And Qualifications” and “Executive Officers” for additional biographical information.
Dan and RHI, our principal stockholder, which is controlled by Dan, hold all of our issued and outstanding Class D common stock and control 79% of the combined voting power of our common stock as of the record date. Accordingly, RHI and Dan Gilbert control our business, policies and affairs and can control any action requiring the general approval of our stockholders.
Dan and Matthew are not “independent directors” as such term is defined by the applicable rules and regulations of the NYSE and do not qualify as independent in accordance with the additional independence rules established by the SEC and the NYSE for the Compensation Committee. As a “controlled company,” we are not required to establish a compensation committee composed entirely of independent directors.
See “Certain Relationships and Related Person Transactions” for more information on the transactions and relationships between the Company, Dan and the RHI Affiliated Entities.
In connection with our IPO, Matthew Rizik entered into an agreement to provide consulting services to the Company and Holdings and received cash compensation for his consulting services. Further, in recognition of Matthew’s extraordinary services in connection with our IPO, including tax structuring advice, and his ongoing commitment to provide consulting services, Matthew received an equity award in connection with our IPO. See “Board Matters – Compensation of Non-Affiliated Directors” for additional information.
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Named Executive Officer Compensation Tables
SUMMARY COMPENSATION TABLE FOR 2020 AND 2019
The following table shows the compensation earned by our named executive officers for the years ended December 31, 2020 and 2019 for services to our business, as reflected in our audited financial statements. Equity award amounts are based on grant date fair values and do not represent the actual value that will be received by each individual from the awards.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Jay Farner Chief Executive Officer	2020	712,500	30,538,378	15,300,000	5,100,000	76,288	51,727,166
	2019	650,000	11,075,567	—	—	2,500	11,728,067
Julie Booth Chief Financial Officer And Treasurer	2020	412,500	750,000	5,625,000	1,874,999	3,099	8,665,598
	2019	350,000	100,600	—	—	2,500	453,100
Bob Walters President And Chief Operating Officer	2020	357,083	750,000	6,750,000	2,249,998	32,515	10,139,632
	2019	255,000	600	—	—	2,500	258,100
Angelo Vitale General Counsel And Secretary	2020	375,000	450,000	3,375,000	1,124,999	3,850	5,328,849
	2019	300,000	100,600	—	—	2,500	403,100

(1)
For 2020, the amounts reported in this column represent the annual discretionary bonus, paid in the first quarter of 2021. For Jay Farner, the amount reported in this column for 2020 also includes $28,938,378, reflecting cash payments in the first half of 2020 before our IPO, equal to withholding taxes payable by him in connection with the vesting and settlement of the final tranches of a 2017 RHI (the Company’s principal stockholder) RSU award, which RHI had agreed to do in 2017. No further payments are due under this agreement. For the Rocket Companies, Inc. outstanding awards, which were granted in connection with our IPO, there is no commitment to provide similar payments upon vesting.

(2)
The dollar values shown reflect the grant date fair value of RSU awards granted under our 2020 Omnibus Incentive Plan in accordance with ASC Topic 718. On August 5, 2020, the effective date of the registration statement for our IPO, the grant date fair value was $18.00 (the public offering price per share of our Class A common stock in our IPO) multiplied by the number of shares subject to the award.

(3)
The dollar values shown reflect the aggregate grant date fair value of option awards granted under our 2020 Omnibus Incentive Plan on August 5, 2020, the effective date of the registration statement for our IPO, in accordance with ASC Topic 718. The Company uses the Black-Scholes option pricing model to determine the grant date fair value of stock options. The assumptions used in determining the fair values of option awards granted in 2020 are disclosed in Note 18 to our audited consolidated financial statements that appear in our Annual Report on Form 10-K for the year ended December 31, 2020.

(4)
The amounts reported in this column for all named executive officers include Company matching contributions to 401(k) plan accounts and other personal benefits. For Jay Farner and Bob Walters, the amounts also include incremental costs for security arrangements of  $71,920 and $29,387, respectively, that are in addition to security arrangements provided while at work or on business travel. We view these security services as necessary and appropriate business expenses but have reported the incremental cost to the Company in this column, as required.

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GRANTS OF PLAN-BASED AWARDS IN 2020
The following table provides information about equity awards granted to our named executive officers in 2020. All equity awards were made under the 2020 Omnibus Incentive Plan.
Name	Grant Date	Board Approval Date	Award Type	All Other Stock Awards: Number Of Shares Of Stock Or Units (#)	All Other Option Awards: Number Of Securities Underlying Options (#)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)(3)
Jay Farner	8/5/2020	7/28/2020	(1)	850,000	—	—	15,300,000
	8/5/2020	7/28/2020	(2)	—	1,047,228	18.00	5,100,000
Julie Booth	8/5/2020	7/28/2020	(1)	312,500	—	—	5,625,000
	8/5/2020	7/28/2020	(2)	—	385,010	18.00	1,874,999
Bob Walters	8/5/2020	7/28/2020	(1)	375,000	—	—	6,750,000
	8/5/2020	7/28/2020	(2)	—	462,012	18.00	2,249,998
Angelo Vitale	8/5/2020	7/28/2020	(1)	187,500	—	—	3,375,000
	8/5/2020	7/28/2020	(2)	—	231,006	18.00	1,124,999

(1)
Represents grants of RSUs in connection with our IPO.

(2)
Represents grants of stock options in connection with our IPO.

(3)
See notes 2 and 3 to the Summary Compensation Table for information regarding the grant date fair value. Each stock option granted in 2020 had a grant date fair value of  $4.87. Each RSU granted in 2020 had a grant date fair value of  $18.00.

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NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Employment Agreements
In connection with our IPO, Jay, Julie and Angelo entered into employment agreements with Holdings, and Bob entered into an employment agreement with Quicken Loans. In each case, these agreements were effective as of the effective date of our IPO. Pursuant to each employment agreement, such named executive officers are paid an annual base salary and are eligible to receive an annual bonus based on the satisfaction of business objectives and/or other criteria as determined in the sole discretion of our Compensation Committee. The employment agreements also include post-termination restrictive covenant provisions, including perpetual non-disclosure of confidential information, non-competition for 18 months, non-solicitation of employees’ customers, clients and vendors for 18 months and perpetual non-disparagement covenants.
Cash Bonuses
For the annual discretionary bonus, there were no pre-set performance goals that were required to be satisfied. Therefore, such amounts are included in the “Bonus” column of the Summary Compensation Table For 2020 And 2019.
For 2019, the amounts reported in the Bonus column represent (i) for Jay Farner, $11,074,967 paid in the form of a cash payment equal to the withholding taxes payable by him in connection with the vesting and settlement of a 2017 RHI RSU award, and a company-wide performance cash bonus of  $600, (ii) for each of Julie Booth and Angelo Vitale, a discretionary cash bonus of  $100,000 and a company-wide performance cash bonus of  $600, and (iii) for Bob Walters a company-wide performance cash bonus of  $600.
Equity Awards
With respect to the IPO equity awards granted in 2020 to our named executive officers, the RSUs will vest in three equal installments on each of the first three anniversaries of the grant date, and the stock options will vest as to 33.33% on the first anniversary of the grant date and monthly thereafter over the next 24 months. IPO equity awards are subject in all cases to continued employment on the applicable vesting date.
In December 2020, upon recommendation of our Compensation Committee, our Board determined to modify the equity awards granted in connection with our IPO, including the awards to our named executive officers, to provide for immediate vesting of the unvested portion of the RSU or stock option award at the time of termination of employment due to death or disability, with the stock option award remaining exercisable until the earlier of one year following such termination and the expiration date of the stock option.
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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
The following table provides information about the outstanding Company equity awards held by our named executive officers as of December 31, 2020.
		Option Awards				Stock Awards
Name	Grant Date	Number Of Securities Underlying Unexercised Options Exercisable (#)	Number Of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(3)
Jay Farner	8/5/2020(1)	—	1,047,228	18.00	8/5/2030	—	—
	8/5/2020(2)	—	—	—	—	850,000	17,187,000
Julie Booth	8/5/2020(1)	—	385,010	18.00	8/5/2030	—	—
	8/5/2020(2)	—	—	—	—	312,500	6,318,750
Bob Walters	8/5/2020(1)	—	462,012	18.00	8/5/2030	—	—
	8/5/2020(2)	—	—	—	—	375,000	7,582,500
Angelo Vitale	8/5/2020(1)	—	231,006	18.00	8/5/2030	—	—
	8/5/2020(2)	—	—	—	—	187,500	3,791,250

(1)
Each of these stock option awards vests as to 33.33% on the first anniversary of the grant date and monthly thereafter over the next 24 months.

(2)
Each of these RSU awards vests in three equal installments on each of the first three anniversaries of the grant date.

(3)
Based upon the closing price of the Company’s Class A common stock on the NYSE on December 31, 2020 ($20.22).

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OPTION EXERCISES AND STOCK VESTED IN 2020
The following table sets forth information regarding the RSUs of RHI attributable to services to our business, as reflected in our audited financial statements, which vested during 2020 for each of our named executive officers. In 2020, no stock options were exercised by our named executive officers.
Name	Number Of Shares Acquired On Vesting (#)(1)	Value Realized On Vesting ($)(2)
Jay Farner	155,000	35,650,000
Julie Booth	10,000	2,300,000
Bob Walters	76,040	17,489,200
Angelo Vitale	3,000	690,000

(1)
Reflects RSUs of RHI granted on December 22, 2017 under the Rock Holdings Inc. 2015 Equity Compensation Plan that vested in 2020. The RHI RSUs reported in this column were scheduled to vest in equal installments on each of October 31, 2020 and October 31, 2021, subject to continued employment through each such date, provided that, in Jay Farner’s case, continued employment was not required if his employment was terminated other than due to his resignation or death. In February 2020, the 77,500, 5,000, 38,020 and 1,500 RHI RSUs scheduled to vest on October 31, 2020 for Jay, Julie, Bob and Angelo, respectively, became immediately vested, and in May of 2020, the 77,500, 5,000, 38,020 and 1,500 RHI RSUs scheduled to vest on October 31, 2021 for Jay, Julie, Bob and Angelo, respectively, became immediately vested. The RHI RSUs were settled in shares of RHI common stock following vesting.

(2)
On February 14, 2020 and May 15, 2020 (i.e., the vesting dates for the awards reported above), there was no public market for the equity awards. Therefore, the market values reflected in the table above are based on a valuation performed by a third-party firm to estimate the fair market value of RHI utilizing a discounted cash flow methodology with adjustments for certain assets and liabilities and other relevant discounts as of December 31, 2019.

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POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL OF THE COMPANY
Except as provided in the award agreements for the RSU and stock option awards granted in connection with our IPO, none of our named executive officers is entitled to any payments upon a termination of employment or upon a change in control of the Company.
The award agreements for the RSU and option awards granted in connection with our IPO provide that in the event of a Change in Control, the awards will, to the extent unvested, become immediately vested and settled or exercisable, respectively, if either (a) the officer’s employment is terminated by the Company without Cause or by the officer for Good Reason within 18 months following the effective date of the Change in Control or (b) if the RSU or option awards are not continued, assumed or substituted.
In December 2020, upon recommendation of our Compensation Committee, our Board determined to modify the equity awards granted in connection with our IPO, including the awards to our named executive officers, to provide for immediate vesting of the unvested portion of the RSU or stock option award at the time of termination of employment due to death or disability, with the stock option award remaining exercisable until the earlier of one year following such termination and the expiration date of the stock option.
“Cause” means:
•
the officer’s conviction of, or entry of a plea of no contest to a felony;

•
the officer’s gross negligence or willful misconduct, or a willful failure to attempt in good faith to substantially perform his or her duties;

•
the officer’s material breach of a material provision of an employment agreement or offer letter or any non-competition, non-disclosure or non-solicitation agreement;

•
the officer’s material violation of the Company’s material written policies;

•
the officer’s fraud or misappropriation, embezzlement or material misuse of the Company’s funds or property; or

•
willful or reckless misconduct in respect of the officer’s obligations to the Company or its affiliates or other acts of misconduct by the officer occurring during the course of the officer’s employment or service that results in or could reasonably be expected to result in material damage to the Company’s property, business or reputation.

“Good Reason” means, absent the officer’s written consent:
•
a material diminution in the officer’s authority, duties or responsibilities;

•
a material diminution in the officer’s base salary other than a general reduction in base salary that affects all similarly situated team members; or

•
a relocation of the officer’s principal place of employment by more than 50 miles from the officer’s current principal place of employment, unless the new principal place of employment is closer to the officer’s home address or the position is virtual.

“Change in Control” means the first to occur of any of the following events:
•
the acquisition by any person or group, or persons acting jointly or in concert, of beneficial ownership of 50% or more of the combined voting power of the outstanding voting securities of the Company entitled to vote in the election of directors (the “Outstanding Company Voting Securities”), excluding any acquisition by the Company or any of its affiliates, Permitted Holders (as defined below) or any of their respective affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its affiliates;

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•
a change in the composition of our Board such that members of our Board during any consecutive 24-month period (including any person becoming a director through election or nomination approved by such incumbent directors, but excluding any individual becoming a director as a result of an election contest, or as a result of a solicitation of proxies by or on behalf of any person other than our Board) cease to constitute a majority of our Board;

•
the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; and

•
the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company, or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company or Permitted Holders, unless immediately following such business combination or sale:

(A)
the Outstanding Company Voting Securities that were outstanding immediately prior to such business combination or sale (or Shares into which the Outstanding Company Voting Securities were converted) represent more than 50% of the total voting power of the entity resulting from such business combination or the acquiring entity in such sale (in either case, the “Surviving Company”), or the ultimate parent entity that has beneficial ownership of sufficient voting power to elect a majority of our board of directors of the Surviving Company (the “Parent Company”), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to such business combination or sale; and

(B)
no Person (other than RHI, Permitted Holders or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of our board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company).

“Permitted Holders” means each of:
•
Dan Gilbert, his spouse, children, lineal descendants or the estates, heirs, executors, personal representatives, successors or administrators, or any trust established for the benefit of  (or any charitable trust or non-profit entity established by) any such Gilbert family member, or any trustee, protector or similar person of such trust or non-profit entity or any person controlling, controlled by or under common control with any such person;

•
Jay Farner, his spouse, children, lineal descendants or heirs, or any trust established for the benefit of  (or any charitable trust or non-profit entity established by) any such Farner family member, or any trustee, protector or similar person of such trust or non-profit entity or any person controlling, controlled by or under common control with any such person;

•
RHI and any of its subsidiaries;

•
any person who is acting solely as an underwriter in connection with a public or private offering of equity interests of the Company or any of its direct or indirect parent companies, acting in such capacity; and

•
any group the members of which include any of the Permitted Holders specified in clauses (i), (ii) and (iii) that hold or acquire beneficial ownership of the voting stock of the Company so long as (1) each member has voting rights proportional to the percentage of ownership interests held or acquired by such member (or more favorable voting rights, in the case of any Permitted Holders specified in clauses (i), (ii) and (iii)) and (2) no person or other “group” beneficially owns more than 50% on a fully diluted basis of the voting stock held by the Permitted Holder group.

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Change Of Control And Severance Payments Table
The following table estimates the total value of unvested equity awards held by our named executive officers that will be accelerated upon the following events, in each case, assuming such events occur on December 31, 2020:
•
Termination of employment due to death or disability; or

•
A Change in Control in which the RSU and option awards are not continued, assumed or substituted, or a Change in Control within 18 months of termination of the officer’s employment by the Company without Cause or by the officer for Good Reason.

These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs. For purposes of the table, we calculated the intrinsic value of acceleration of the vesting of equity awards as follows:
•
For RSUs, the number of RSUs accelerated multiplied by the closing price of the Class A common stock on the NYSE on December 31, 2020 ($20.22); and

•
For stock options, the number of stock options accelerated multiplied by the difference between (A) the closing price of the Class A common stock on the NYSE on December 31, 2020 ($20.22) and (B) the exercise price.

	Termination Due To Death Or Disability ($)	Change In Control + Termination (For Good Reason Or Without Cause) ($)
Jay Farner	19,511,846	19,511,846
Julie Booth	7,173,472	7,173,472
Bob Walters	8,608,166	8,608,166
Angelo Vitale	4,304,083	4,304,083
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Certain Relationships And Related Person Transactions
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
We have adopted a written Related Person Transaction Policy (the “RPT policy”), which addresses the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the RPT policy, our Audit Committee has overall responsibility for the implementation of, and compliance with, the RPT policy.
For purposes of the RPT policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 in any fiscal year and in which any related person (as defined in the RPT policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board or our Compensation Committee.
The RPT policy requires that notice of a proposed related person transaction be provided to our legal department prior to entry into such transaction. If our legal team determines that such transaction is a related person transaction, the proposed transaction will be submitted for consideration (a) to our Audit Committee at its next meeting, (b) if not practicable or desirable to wait until the next Audit Committee meeting, to the Chair of our Audit Committee, or (c) to a different group of independent directors as determined by our Board.
Our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the RPT policy and that is ongoing or is completed (including any transaction that was not considered a related person transaction at the time it was entered into, but subsequently is), the transaction will be submitted to our Audit Committee so that it may determine whether to continue, modify or terminate the related person transaction.
The RPT policy also provides that our Audit Committee review certain previously approved or ratified related person transactions that are ongoing, and have (i) a remaining term of more than twelve months or (ii) remaining amounts involved in excess of  $120,000, to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.
The RPT policy provides that the following transactions will be deemed pre-approved or ratified by our Audit Committee under the terms of the RPT policy, even if the aggregate amount involved will exceed $120,000:
•
Any transaction where the related person’s interest derives solely from his or her position as a director of another corporation or organization that is a party to the transaction;

•
Any transaction involving a related person or associated entity where the rates or charges involved are determined by competitive bids;

•
If previously approved by our Board or a committee, any transaction or decision that involves providing compensation or benefits to a director or executive officer of the Company or any of its

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subsidiaries in connection with such director’s or executive officer’s duties with the Company or its subsidiaries or the hiring, promotion or retention of any such director or executive officer;
•
Any transaction where the related person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g. dividends, stock repurchases, rights offerings);

•
Any indemnification payments or advancement of expenses made to a related person pursuant to the Company’s certificate of incorporation, bylaws or an agreement approved by our Board;

•
Transactions involving a related person that (i) occur in the ordinary course of business, (ii) are on terms that are comparable to the terms available to an unrelated third party or to team members generally, (iii) have fees (or revenue, as applicable) for any single related person transaction that will not exceed $1,000,000 annually; and (iv) can be generally categorized into one or more of the following descriptions of services or goods:

◦
Professional services provided by Company subsidiaries to related persons, including technology services, information security services and support, human resources services, legal services, data governance and analytics, advisory services, the procurement of goods, services and materials, including vendor engagement and risk management, accounting and finance services, marketing services and telemarketing services, and associated third-party costs, deliverables fees and special event charges;

◦
Transactions involving the receipt of professional services including, consultant and advisory services, physical security services, design services and video production services;

◦
Transactions involving the receipt of technology services, including website and application development, use of technology platforms, technology training and training products, data protection services, discover analytics and data strategy services, data source support and technical support services;

◦
Transactions pertaining to advertising, marketing placement services, online contest and events sweepstakes, sponsorships and naming rights with related persons;

◦
Transactions involving the purchase of meals and catering services, event venue rental, hotel guest rooms and venue rental, purchase of branded or luxury goods for Company team members, and the procurement of goods associated with services provided to the Company;

◦
The Company may provide or facilitate elective benefits involving related persons for team members including such benefit resources as childcare, wellness centers and virtual tutoring programs;

◦
The Company may share team members between related persons as necessary to perform business operations, with the fees to be equivalent to the allocated cost of the team members involved; and

◦
Any real estate related transaction involving a related person where the transaction can be generally categorized into the following transaction types: (i) direct leases of space for operations; (ii) subleasing of the Company’s space to related persons; (iii) construction management or consulting services; (iv) procurement of parking spaces; and (v) other landlord services and fees including building utilities, HVAC, common area maintenance, maintenance fees including landlord labor and direct pass-through expenses, and other landlord service fees in coordination with existing lease agreements.

In addition to requirements under the RPT Policy, the Company has internal related person transaction identification and assessment procedures to ensure appropriate monitoring and reporting of related person transactions. These procedures are managed by team members in finance and legal.
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RELATED PERSON TRANSACTIONS
Rock Holdings Inc.
RHI, our principal stockholder, is the controlling majority stockholder of several other businesses, including a technology services provider (Detroit Labs) and the preeminent online dictionary (Dictionary.com). Our executive officers and directors who are affiliated with RHI own common equity interests in RHI. Dan Gilbert, our founder and Chairman, is the majority stockholder of RHI and serves as the chairman of RHI’s board of directors.
Prior to the consummation of our IPO, certain of our directors and executive officers also served as directors and/or officers of RHI and its subsidiaries. Prior to the consummation of our IPO, Jay Farner, Bob Walters, Julie Booth and Angelo Vitale served as Chief Executive Officer, President, Chief Financial Officer, and General Counsel, respectively, of RHI, and also held positions at certain of its subsidiaries. Prior to the consummation of our IPO, Bob, Julie and Angelo ceased being officers of RHI and its subsidiaries (other than the Company and its subsidiaries).
Jay Farner, our Chief Executive Officer and Vice Chairman of our Board, continues to serve as the Chief Executive Officer and director of RHI. Among our other directors, Dan Gilbert, Jennifer Gilbert and Matthew Rizik continue to serve as directors of RHI and certain of our other affiliates. Additionally, Matthew continues to serve as an officer of RHI and certain of its subsidiaries.
In addition to RHI, Dan is the majority or controlling shareholder of a number of other entities with which we have historically entered into transactions and agreements, including the NBA’s Cleveland Cavaliers, the real estate investment firm Bedrock and the unicorn online startup StockX. For more information on Dan, see “Board Matters – Director Background And Qualifications.”
Reorganization Agreement
In connection with reorganization transactions prior to our IPO, we entered into a reorganization agreement and related agreements with RHI and Dan Gilbert, which effected the reorganization transactions. As part of the reorganization transactions prior to the consummation of our IPO, Holdings issued 1,982,177,661 Holdings Units to RHI and 1,101,822 Holdings Units to Dan Gilbert.
Purchases From Equityholders
We used the net proceeds from our IPO to acquire 100,000,000 Holdings Units and corresponding shares of Class D common stock from RHI. We used the net proceeds from the exercise in full of the over-allotment option in connection with our IPO to acquire 15,000,000 Holdings Units and corresponding shares of Class D common stock from RHI.
Sales To The Gilbert Affiliates
Prior to the completion of our IPO, Dan Gilbert and certain of his affiliates acquired from us 372,565 shares of Class A common stock for an aggregate of  $6.7 million in cash at the purchase price per share equal to our IPO price.
Operating Agreement Of RKT Holdings, LLC
In connection with the reorganization transactions, the Company, Holdings, RHI and Dan Gilbert entered into the Amended and Restated RKT Holdings Operating Agreement (the “Holdings Operating Agreement”). In accordance with the terms of the Holdings Operating Agreement, we operate our business through Holdings and its subsidiaries. Pursuant to the terms of the Holdings Operating Agreement, so long as affiliates of RHI and its related parties continue to own any Holdings Units, shares
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of our Class A common stock or securities exchangeable or convertible into shares of our Class A common stock, we will not, without the prior written consent of such holders, (i) engage in any business activity other than the management and ownership of Holdings and its subsidiaries or (ii) own any assets other than securities of Holdings and its subsidiaries and/or any cash or other property or assets distributed by or otherwise received from Holdings and its subsidiaries, unless we determine in good faith that such actions or ownership are in the best interest of Holdings.
As the sole managing member of Holdings, we have control over all of the affairs and decision making of Holdings. As such, through our officers and directors, we are responsible for all operational and administrative decisions of Holdings and the day to day management of Holdings’ business. We will fund any dividends to our stockholders by causing Holdings to make distributions to its equityholders, RHI, Dan Gilbert and us, subject to the limitations imposed by our debt documents.
The holders of Holdings Units will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Holdings. Net profits and net losses of Holdings will generally be allocated to its members pro rata in accordance with the percentages of their respective ownership of Holdings Units, though certain non-pro rata adjustments will be made to reflect tax depreciation, amortization and other allocations. The Holdings Operating Agreement provides for cash distributions to the holders of Holdings Units for purposes of funding their tax obligations in respect of the taxable income of Holdings that is allocated to them. Generally, these tax distributions will be computed based on Holdings’ estimate of the net taxable income of Holdings allocable per Holdings Units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporate resident in Michigan, New York City or California (taking into account the non-deductibility of certain expenses and the character of our income).
The Holdings Operating Agreement provides that, except as otherwise determined by us, if at any time we issue a share of our Class A common stock or Class B common stock, other than pursuant to an issuance and distribution to holders of shares of our common stock of rights to purchase our equity securities under a “poison pill” or similar stockholders rights plan or pursuant to an employee benefit plan, the net proceeds received by us with respect to such share, if any, will be concurrently invested in Holdings (unless such shares were issued by us solely to fund (i) our ongoing operations or pay our expenses or other obligations or (ii) the purchase Holdings Units from a member of Holdings (in which case such net proceeds will instead be transferred to the selling member as consideration for such purchase)) and Holdings will issue to us Holdings Units.
Similarly, except as otherwise determined by us, Holdings will not issue any additional Holdings Units to us unless we issue or sell an equal number of shares of our Class A common stock or Class B common stock. Conversely, if at any time any shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired, Holdings will redeem, repurchase or otherwise acquire an equal number of Holdings Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired. In addition, Holdings will not affect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Holdings Units unless it is accompanied by substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not affect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the Holdings Units.
Subject to certain exceptions, Holdings will indemnify all of its members, and their officers and other related parties, against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Holdings’ business or affairs or the Holdings Operating Agreement or any related document.
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Holdings may be dissolved only upon the first to occur of  (i) the sale of substantially all of its assets or (ii) as determined by us. Upon dissolution, Holdings will be liquidated and the proceeds from any liquidation will be applied and distributed as follows: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Holdings’ liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves); and (b) second, to its members in proportion to their Holdings Units (after giving effect to any obligations of Holdings to make tax distributions).
Exchange Agreement
At the closing of our IPO, we entered into an Exchange Agreement (the “Exchange Agreement”) with RHI and Dan Gilbert, pursuant to which each of RHI and Dan Gilbert (or certain transferees thereof) has the right to exchange its or his Holdings Units (along with corresponding shares of our Class D common stock or Class C common stock), for, at our option (as the sole managing member of Holdings), (i) shares of our Class B common stock or Class A common stock, as applicable, on a one-for-one basis or (ii) cash from a substantially concurrent public offering or private sale (based on the price of our Class A common stock in such public offering or private sale), subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.
The Exchange Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or to us or our stockholders and approved by our board of directors or is otherwise consented to or approved by our board of directors, RHI and Dan Gilbert will be permitted to participate in such offer by delivery of a notice of exchange that is effective immediately prior to the consummation of such offer.
In the case of any such offer proposed by us, we must use our reasonable best efforts to enable and permit RHI and Dan Gilbert to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we must use our reasonable best efforts to ensure that RHI and Dan Gilbert may participate in each such offer without being required to exchange Holdings Units and corresponding shares of our Class D common stock. The Exchange Agreement further provides that RHI and Dan Gilbert are not required to participate in any such offer that would be tax-free to holders of shares of our Class A common stock without their prior consent.
The Exchange Agreement also sets forth certain information rights granted to RHI and specifies that we will not amend the provisions of our certificate of incorporation renouncing corporate opportunities without the consent of RHI for so long as RHI holds any Holdings Units.
Registration Rights Agreement
Prior to the consummation of our IPO, we entered into a registration rights agreement (the “Registration Rights Agreement”) with RHI, Dan Gilbert and certain of his affiliates (each, a “Registration Party”), pursuant to which each Registration Party is entitled to demand the registration of the sale of certain or all of our Class A common stock that it beneficially owns. Among other things, under the terms of the Registration Rights Agreement:
•
If we propose to file certain types of registration statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to an offering of equity securities, we must use our reasonable best efforts to offer each Registration Party the opportunity to register the sale of all or part of its shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”); and

•
Each Registration Party has the right, subject to certain conditions and exceptions, to request that we file (i) registration statements with the SEC for one or more underwritten offerings of all or part of our shares of Class A common stock that it beneficially owns and/or (ii) a shelf registration

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statement that includes all or part of our shares of Class A common stock that it beneficially owns as soon as we become eligible to register the sale of our securities on Form S-3 under the Securities Act. We are required to cause any such registration statements to be filed with the SEC, and to become effective, as promptly as reasonably practicable.
All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of the Registration Parties, will be paid by us.
The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement also contains customary indemnification and contribution provisions and is governed by New York law.
Tax Receivable Agreement
The purchase of Holdings Units (along with corresponding shares of our Class D common stock) from RHI using the net proceeds from our IPO, future exchanges by RHI or Dan Gilbert (or its transferees or other assignees) of Holdings Units and corresponding shares of Class D common stock or Class C common stock for shares of our Class B common stock or Class A common stock, and future purchases of Holdings Units (along with the corresponding shares of our Class D common stock or Class C common stock) from RHI or Dan Gilbert (or its transferees or other assignees) are expected to produce favorable tax attributes for us. These tax attributes would not be available to us in the absence of those transactions. We expect both the existing and anticipated tax basis adjustments to reduce the amount of tax that we would otherwise be required to pay in the future.
We entered into a tax receivable agreement with RHI and Dan Gilbert that provides for the payment by us to RHI and Dan Gilbert (or their transferees of Holdings Units or other assignees) of 90% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize (computed using simplifying assumptions to address the impact of state and local taxes) as a result of:
•
certain increases in our allocable share of the tax basis in Holdings’ assets resulting from (a) the purchases of Holdings Units (along with the corresponding shares of our Class D common stock or Class C common stock) from RHI and Dan Gilbert (or their transferees or other assignees) using the net proceeds from our IPO, or in any future offering, (b) exchanges by RHI and Dan Gilbert (or their transferees or other assignees) of Holdings Units (along with the corresponding shares of our Class D common stock or Class C common stock) for cash or shares of our Class B common stock or Class A common stock, as applicable, or (c) payments under the tax receivable agreements;

•
tax benefits related to imputed interest deemed arising as a result of payments made under the tax receivable agreement; and

•
any disproportionate allocations of tax benefits to Holdings as a result of section 704(c) of the Code that relate to the reorganization transactions.

The tax receivable agreement makes certain simplifying assumptions regarding the determination of the cash savings that we realize or are deemed to realize from the covered tax attributes, which may result in payments pursuant to the tax receivable agreement in excess of those that would result if such assumptions were not made.
The actual tax benefit, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors. These factors include, among others, the timing of exchanges by or purchases from RHI and Dan Gilbert, the price of our Class A common stock at the time of the exchanges or purchases, the extent to which such exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable and the portion of our payments under the tax receivable agreement constituting imputed interest.
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There is a possibility that under certain circumstances not all of the 90% of the applicable cash savings will be paid to the selling or exchanging holder of Holdings Units at the time described above. If we determine that such circumstances apply and all or a portion of such applicable tax savings is in doubt, we will pay to the holders of such Holdings Units the amount attributable to the portion of the applicable tax savings that we determine is not in doubt and pay the remainder at such time as we reasonably determine the actual tax savings or that the amount is no longer in doubt.
Future payments under the tax receivable agreement could be substantial. Assuming that all Holdings Units are exchanged for cash or Class B common stock at the time of the offering and that we will have sufficient taxable income to utilize all of the tax attributes covered by the tax receivable agreement when they are first available to be utilized under applicable law, we estimate that payments to RHI and Dan Gilbert under the tax receivable agreement would aggregate to approximately $11,581 million over the next 20 years and for yearly payments over that time to range between approximately $35.6 million to $931.7 million per year, based on the closing price of  $21.85 per share for our shares of Class A common stock on the NYSE on November 13, 2020. The payments under the tax receivable agreement are not conditioned upon RHI’s or Dan Gilbert’s continued ownership of us.
In addition, RHI and Dan Gilbert (or its transferees or other assignees) will not reimburse us for any payments previously made if any covered tax benefits are subsequently disallowed. However, any excess payments made to RHI and Dan Gilbert (or such holder’s transferees or assignees) will be netted against future payments that would otherwise be made under the tax receivable agreement with RHI and Dan Gilbert, if any, after our determination of such excess. We could make payments to RHI and Dan Gilbert under the tax receivable agreement that are greater than our actual cash tax savings and may not be able to recoup those payments, which could negatively impact our liquidity.
In addition, the tax receivable agreement provides that in the case of a change in control of the Company or a material breach of our obligations under the tax receivable agreement, we will be required to make a payment to RHI and Dan Gilbert in an amount equal to the present value of future payments (calculated using a discount rate equal to the lesser of 6.50% or LIBOR plus 100 basis points, which may differ from our, or a potential acquirer’s, then current cost of capital) under the tax receivable agreement, which payment would be based on certain assumptions, including those relating to our future taxable income.
In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our, or a potential acquirer’s, liquidity and could have the effect of delaying, deferring, modifying or preventing certain mergers, asset sales, other forms of business combinations or other changes of control. These provisions of the tax receivable agreement may result in situations where RHI and Dan Gilbert have interests that differ from or are in addition to those of our other stockholders. In addition, we could be required to make payments under the tax receivable agreement that are substantial, significantly in advance of any potential actual realization of such further tax benefits, and in excess of our, or a potential acquirer’s, actual cash savings in income tax.
Decisions we make in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments made under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or purchase of Holdings Units and the corresponding Class D common stock or Class C common stock may accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before such an exchange or purchase may increase the tax liability of RHI and Dan Gilbert without giving rise to any rights to receive payments under the tax receivable agreement. Such effects may result in differences or conflicts of interest between the interests of RHI and Dan Gilbert and the interests of other stockholders.
Finally, because we are a holding company with no operations of our own, our ability to make payments under the tax receivable agreement is dependent on the ability of our subsidiaries to make distributions to us. Our debt agreements restrict the ability of our subsidiaries to make distributions to us, which could
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affect our ability to make payments under the tax receivable agreement. To the extent that we are unable to make payments under the tax receivable agreement as a result of restrictions in our debt agreements, such payments will be deferred and will accrue interest until paid, which could negatively impact our results of operations and could also affect our liquidity in periods in which such payments are made.
Indemnification Agreements
We entered into an indemnification agreement with each of our executive officers and directors that provides, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.
Transactions With RHI And Other Related Parties
Prior to our IPO, our business was wholly owned by RHI. From time to time, we have entered into various transactions and agreements with RHI, its subsidiaries, certain other affiliates of Dan Gilbert, our founder and Chairman, and certain other affiliates of our director Jennifer Gilbert. In doing so, we have enhanced our operations by looking at, and taking advantage of, opportunities not only with third parties but also with our affiliated entities. We intend to continue taking advantage of such opportunities with RHI and other affiliates of Dan Gilbert and Jennifer Gilbert in accordance with our RPT Policy (see “Certain Relationships and Related Person Transactions – Policies and Procedures for Related Person Transactions”).
Services Provided By The Company To Affiliates
We have entered into transactions and agreements to provide certain support services to RHI, its subsidiaries and certain other affiliates of Dan Gilbert and Jennifer Gilbert, including Bedrock, StockX LLC and Cavaliers Operating Company LLC at fees that reflect the cost of services provided by us plus, in certain circumstances, a reasonable margin. These services primarily include technology services (e.g., infrastructure, platform interface, data and server support), information security services and support, human resources services (e.g., providing skilled recruiters and recruiting support, payroll and benefits administration and support), legal services (e.g., support and advice on transactional matters, employment law, and litigation), data governance and analytics, advisory services (e.g., strategic consulting, tax services and advice, and security services), the procurement of goods, services and materials, including vendor engagement and risk management (e.g., technology development and data acquisition services), accounting and finance services (e.g., providing accounting and financial reporting services), marketing services, and telemarketing services (collectively, the “Provided Services”). We intend to continue providing the Provided Services and expect that our subsidiaries Quicken Loans and Rock Central will enter into agreements for Provided Services with certain affiliates of Dan Gilbert on terms substantially similar to those of the existing agreements. Fees for the Provided Services amounted to $14.1 million in the year ended December 31, 2020.
We also charge the recipient of the Provided Services for all documented out of pocket third party costs and expenses we incur for such services, which in some cases are net settled against passthrough costs these related parties have charged us. In the year ended December 31, 2020, we charged $30.0 million, net, for such costs and expenses. Out of these pass through costs, a substantial majority relates to payroll and benefits payments we administered on behalf of our affiliates.
Services Acquired By The Company From Affiliates
We have entered into transactions and agreements to receive certain services from certain subsidiaries of RHI and affiliates of Dan Gilbert and Jennifer Gilbert, including Rock Ventures LLC, Detroit Labs LLC, Sift LLC, Rock Security LLC, dPOP LLC, and Bedrock at fees that reflect the cost of services acquired by us plus, in certain circumstances, a reasonable margin. These services primarily include consultant services, data protection services, data source support and technical support services, physical security services,
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professional services to assist customers in customizing software, discovery analytics and data strategy services, optical wave services, business consulting, design and process improvement consulting services, underwriting services, and catering and event services (the “Received Services”). We intend to continue receiving the Received Services. In connection with the Received Services, we paid fees and out of pocket costs and expenses incurred by the service providers for such services in an amount of  $54.6 million in the year ended December 31, 2020.
Services Acquired From Amrock Title Insurance Company And Acquisition Agreement
Our subsidiary Amrock is party to an agreement to receive certain title insurance services from Amrock Title Insurance Company, including insurance underwriting services.
Prior to our IPO, we entered into an acquisition agreement with RHI and its direct subsidiary Amrock Holdings Inc., pursuant to which we acquired, on August 14, 2020, Amrock Title Insurance Company, an entity through which RHI conducted its title insurance underwriting business, for total aggregate consideration of  $14.4 million that consisted of 800,000 Holdings Units and 800,000 shares of Class D common stock of RHI.
Real Estate Transactions
Certain of our subsidiaries, including Quicken Loans and RockLoans Marketplace LLC, are parties to lease agreements for certain of our offices, including our headquarters in Detroit, with various affiliates of Bedrock and other affiliates of Dan Gilbert. The lease agreements have terms ranging between three and 15 years. Under each agreement, our subsidiaries are required to pay specified rent, as well as common area maintenance fees, costs for office services (e.g. for consumed electricity) and property maintenance costs. Additionally, we paid for the renovation and expansion of certain of the properties subject to these agreements. During the year ended December 31, 2020, we made cash payments totaling $78.1 million for these properties. Upon renewal, any lease will be approved pursuant to the terms of our RPT policy (see “− Policies and Procedures for Related Person Transactions”).
In addition to the parking spaces we obtain under our lease agreements, we also acquire additional parking rights from Bedrock or through an agent of Bedrock at properties owned by Bedrock. During the year ended December 31, 2020, we made cash payments totaling $21.5 million for these additional parking rights. We recoup some of these amounts from certain of our affiliates whose employees use the parking spaces.
We also sublease office space and data center operations to certain of our affiliates, including Rock Ventures LLC and StockX LLC. The agreements have terms ranging from three to eleven years. Under each agreement, the relevant counterparty is required to pay us a specified amount of rent. During the year ended December 31, 2020, we charged the certain affiliates $1.5 million under these agreements, which reflect the cost of the underlying leases.
Naming Rights Agreement For Rocket Mortgage Field House
On July 1, 2017, we entered into an agreement with Cleveland Cavaliers Holdings, LLC and certain of its affiliates (collectively, the “Cavaliers”), to obtain the naming rights for a professional sports arena. The agreement terminates in 2034. Dan Gilbert is the majority owner of the Cavaliers. Under the terms of the agreement, the Cavaliers must place signage on and in the arena in agreed upon locations and provide for advertising spots on radio and television broadcasts as well as certain other advertising benefits. We paid the Cavaliers $4.2 million in the year ended December 31, 2020 under this agreement.
Guarantees
Quicken Loans has provided a guaranty for three rental agreements entered into by affiliates of Dan Gilbert which relate to the cafeteria, gym and daycare facilities at 1000 Woodward Avenue in Detroit.
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Quicken Loans is obligated to pay for up to 50% of the basic rental and operating expenses under each of these agreements if the tenant does not make such payments. If these guarantees were required to be paid, Quicken Loans may be required to fund up to $5.0 million per guarantee. We have not recorded a liability for these guarantees because we believe it is not probable that we would be required to make any payments thereunder.
Quicken Loans has entered into a Master Commercial Card Agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which Quicken Loans and its affiliates may use cards issued by JPM. Quicken Loans is responsible as a primary obligor for all obligations of these affiliates under this agreement. At December 31, 2020, the amounts due by those affiliates under this agreement was $142,449.
Quicken Loans has entered into a side letter agreement with affiliates of Dan Gilbert. Pursuant to this agreement, Quicken Loans is obligated to enter into a sublease agreement for 3,780 rentable square feet of office space if another affiliate of Dan Gilbert, Sift LLC, terminates or defaults under its sublease for such office space. If Quicken Loans was required to enter into the replacement sublease agreement, Quicken Loans may be required to sublease such space for a maximum rental amount of up to $127,991 per year for the remaining term of the original sublease, which expires on December 31, 2030.
Charitable Donations
Subsequent to December 31, 2020, we paid to Rocket Community Fund an aggregate of  $7.1 million pursuant to an Intercompany Services Agreement in which these funds are used for the operations of Rocket Community Fund, to make donations to charitable entities and to make other investments in the communities in which we operate.
Loans To Affiliates
In the past, we have made loans to certain affiliates. As of December 31, 2020 these loans were settled in full.
In January 2017, Dan Gilbert issued a promissory note to Quicken Loans for a principal amount of $56.0 million, representing advances and accrued interest. This promissory note, as amended, matured on December 31, 2020. Interest accrued on the principal amount of this promissory note at an annual interest rate of 2.5% (2.38% in 2019 and 2018, and 1.76% in 2017) and was due and payable on the maturity date of the note. In the year ended December 31, 2020, the total amount of interest earned was approximately $231,715. There were no advances or repayments under this promissory note. In March 2020, Quicken Loans sold this promissory note to RHI Opportunities for $59.7 million.
In December 2012, The Daniel B. Gilbert Trust u/a/d 12/23/96, an affiliate of Dan Gilbert, issued a promissory note to Amrock for a principal amount of  $824,293 with a December 28, 2042 maturity date. This promissory note was settled for $885,428 in June 2020. Interest accrued on the principal amount of this promissory note at an annual interest rate of 1.0%.
In September and October 2015, Pickles Investments LLC, an affiliate of Dan Gilbert, issued three promissory notes to Quicken Loans for an aggregate principal amount of  $127,793. The notes matured in March and April 2020. Interest accrued on the principal amount of these promissory notes at an annual interest rate of 2.0%, and was due and payable on the maturity date of the notes. There were no advances or repayments under these promissory notes. In March 2020, Quicken Loans sold these promissory notes to RHI Opportunities for an aggregate amount of  $139,343.
Loans From Affiliates
Nexsys Promissory Note. On December 31, 2019, one of our subsidiaries, Nexsys, issued a promissory note to Quicken Loans for a principal amount of approximately $1.5 million. In March 2020, Quicken Loans sold this promissory note to RHI Opportunities, for an aggregate amount of  $1.5 million. This promissory
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note was repaid in full in July 2020 for $1.6 million. This promissory note would have matured on June 30, 2021. Interest accrued on the principal amount of this promissory note at an annual interest rate of 5.0% and was due and payable on the maturity date of the note.
RHI/QL Line Of Credit. RHI and Quicken Loans are parties to an agreement for an uncommitted unsecured line of credit, dated June 9, 2017, as amended on December 24, 2019 and July 24, 2020 (as amended, the “RHI/QL Line of Credit”), which provides for financing from RHI to Quicken Loans of up to $2.0 billion. The RHI/QL Line of Credit matures on July 25, 2025. Historically, Quicken Loans has periodically borrowed funds under the RHI/QL Line of Credit to repay other indebtedness that accrued interest at a higher rate. In its discretion, RHI may determine not to advance funds for any reason.
Borrowings under the RHI/QL Line of Credit bear interest at a rate per annum of one-month LIBOR (as quoted in the Wall Street Journal) plus 1.25%. One-month LIBOR ranged from 0.13% to 1.73% during the year ended December 31, 2020. We amended the RHI/QL Line of Credit to provide for a successor interest rate benchmark to LIBOR. The negative covenants of the RHI/QL Line of Credit restrict the ability of Quicken Loans to incur debt and create liens on certain assets. The RHI/QL Line of Credit also contains customary events of default.
At December 31, 2020, the amounts due to RHI pursuant to the RHI/QL Line of Credit were nil. In the year ended December 31, 2020, the total amount of interest under the RHI/QL Line of Credit was $1.6 million. In the year ended December 31, 2020, the largest amount outstanding under the RHI/QL Line of Credit was $1,000 million. In the year ended December 31, 2020, Quicken Loans repaid an aggregate of  $2,201.6 million under the RHI/QL Line of Credit.
RHIO/RLO Line Of Credit. RHI Opportunities and RockLoans Opportunities LLC, one of our subsidiaries (“RockLoans Opportunities”), are parties to an agreement for a perpetual uncommitted unsecured line of credit, dated January 10, 2019 (the “RHIO/RLO Line of Credit”), which provides for financing from RHI Opportunities to RockLoans Opportunities of up to $10.0 million. The RHIO/RLO Line of Credit is perpetual. In its discretion, RHI Opportunities may determine not to advance funds for any reason.
Borrowings under the RHIO/RLO Line of Credit bear interest at a rate per annum of 5.0%. The principal amount of all borrowings is payable in full on demand by RHI Opportunities. The negative covenants of the RHIO/RLO Line of Credit restrict the ability of RockLoans Opportunities to incur debt in excess of $500,000 and to create liens on certain assets other than liens securing permitted debt.
The RHIO/RLO Line of Credit terminated effective October 24, 2020 and the amount due to RHI Opportunities at the date of termination was nil. In the year ended December 31, 2020, the total amount of interest under the RHIO/RLO Line of Credit was $261,111. In the year ended December 31, 2020, the largest amount outstanding under the RHIO/RLO Line of Credit was $10.0 million. In the year ended December 31, 2020, RockLoans Opportunities repaid an aggregate of  $10.3 million under the RHIO/RLO Line of Credit.
RHI/ATIC Debenture. RHI and Amrock Title Insurance Company (“ATIC”) are parties to a surplus debenture, effective as of December 28, 2015, as amended and restated on December 28, 2016, as further amended and restated on December 31, 2017, and as further amended and restated on December 31, 2019 (the “RHI/ATIC Debenture”), pursuant to which ATIC is indebted to RHI for an aggregate principal amount of  $21.5 million. The RHI/ATIC Debenture matures on December 31, 2030. Interest under the RHI/ATIC Debenture accrues at an annual rate of 8.0%. Principal and interest under the RHI/ATIC Debenture are due and payable quarterly, in each case subject to ATIC achieving a certain amount of surplus and payments of all interest before principal payments begin. Any unpaid amounts of principal and interest will be due and payable upon the maturity of the RHI/ATIC Debenture. In connection with the amendment and restatement of the RHI/ATIC Debenture in 2017, RHI decreased the aggregate principal amount outstanding thereunder by $3.5 million (from $25 million to $21.5 million) and contributed such amount to the equity capital of ATIC.
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At December 31, 2020, the principal under the RHI/ATIC Debenture was $21.5 million. In the year ended December 31, 2020, the total amount of interest under the RHI/ATIC Debenture was $1.7 million. In the year ended December 31, 2021, ATIC repaid an aggregate of  $1.0 million under the RHI/ATIC Debenture.
Other Transactions
We have historically entered into secondment agreements with Bedrock pursuant to which we have provided Bedrock with personnel necessary to perform its operations. In the year ended December 31, 2020, we charged $175,269 for the use of our team members under these secondment agreements, which amounts reflect the cost of our team members. We have also entered into secondment agreements with certain of our affiliates pursuant to which such affiliates will provide us with personnel necessary to perform our operations. During the year ended December 31, 2020, we made payments of $1.2 million for the use of team members under these secondment agreements.
Affiliates of Dan Gilbert own or owned the Shinola Hotel in Detroit, the Ritz Carlton in Cleveland, the Madison Theatre Building in Detroit and the watch manufacturer Shinola Detroit. From time to time, we buy products and services from these companies in the ordinary course of our business. The amounts involved in such transactions for the year ended December 31, 2020 were $1.5 million.
We are a party to a sponsorship and promotional partner agreement with 100 Thieves, LLC, a League of Legends team that is an affiliate of Dan Gilbert. Pursuant to this agreement, the team granted us a license to use certain of their marks on our promotional materials. In the year ended December 31, 2020, we paid $1.0 million under this agreement.
Two immediate family members of our directors are regular, full time team members of the Company and have average total annual compensation, including base salary, bonus, equity awards and company paid benefits, of approximately $489,610 for 2020.
Holdings was also charged by RHI for tax-offset bonuses related to RHI RSUs.
Siebert Williams Shank & Co., LLC was an underwriter of our IPO and received underwriting discounts and commissions from the Company of  $471,500 in connection therewith. Suzanne Shank, the chief executive officer of Siebert Williams Shank & Co., LLC, has served as a member of our board of directors since the consummation of our IPO.
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Security Ownership Of Certain Beneficial Owners And Management
The following table sets forth the beneficial ownership of our Class A common stock as of March 31, 2021, the record date for the 2021 annual meeting, by:
•
each person, or group of affiliated persons, who we know to beneficially own more than 5% of any class or series of our capital stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

In connection with our IPO, we entered into the Exchange Agreement with RHI and Dan Gilbert, pursuant to which each of RHI and Dan Gilbert (or certain transferees thereof) will have the right to exchange its or his Holdings Units (along with corresponding shares of our Class D common stock or Class C common stock), for, at our option (as the sole managing member of Holdings), (i) shares of our Class B common stock or Class A common stock, as applicable, on a one-for-one basis or (ii) cash from a substantially concurrent public offering or private sale (based on the price of our Class A common stock in such public offering or private sale), subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The numbers of shares of Class A common stock and percentages of ownership and combined voting power set forth below are based on the number of shares and Holdings Units issued and outstanding as of March 31, 2021.
The amounts of Class A common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 31, 2021. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
As of the record date, only shares of Class A common stock and Class D common stock are outstanding. However, because each of RHI and Dan Gilbert has the right at any time to (a) exchange any Holdings Units (together with a corresponding number of shares of Class D common stock) for, at our option (as the sole managing member of Holdings), (i) shares of our Class B common stock on a one-for-one basis or (ii) cash from a substantially concurrent public offering or private sale (based on the price of our Class A common stock in such public offering or private sale), subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications and (b) convert shares of Class D common stock into a shares of Class C common stock on a one-for-one basis, our Class B common stock and Class C common stock is currently beneficially owned by each of RHI and Dan Gilbert. The number of shares of Class B common stock and Class C common stock and the percentage beneficially owned by each of RHI and Dan Gilbert are equal to the amounts reported for the Class D common stock in the following table, assuming that all Holdings Units (together with the corresponding shares of Class D common stock) have been exchanged for shares of Class B common stock on a one-for-one basis or shares of Class D common stock have been converted into shares of Class C common stock on a one-for-one basis, as applicable.
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Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed. Unless otherwise indicated, the address for each beneficial owner listed below is 1050 Woodward Avenue, Detroit, MI 48226.
	Class A Common Stock Owned Directly or Indirectly(1)		Class D Common Stock Owned Directly or Indirectly(1)		Combined Voting Power(1)(3)	Class A Common Stock Beneficially Owned (On A Fully Exchanged And Converted Basis)(1)(2)
Name And Address Of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage	Number	Percentage
5% Equityholders
Rock Holdings Inc.(4)	—	—	1,847,777,661	99.9%	79.0%	1,847,777,661	93.1%
Invesco Ltd.(5)	10,692,985	7.9%	—	—	1.5%	10,692,985	0.5%
Caledonia (Private) Investments Pty Limited(6)	9,548,827	7.0%	—	—	1.4%	9,548,827	0.5%
Directors and Named Executive Officers
Dan Gilbert(4)(7)	372,565	—	1,848,879,483	100.0%	80.6%	1,849,252,048	93.2%
Jennifer Gilbert	—	—	—	—	—	—	—
Matthew Rizik	—	—	—	—	—	—	—
Jay Farner(8)	204,000	*	—	—	*	204,000	*
Bob Walters	—	—	—	—	—	—	—
Julie Booth	—	—	—	—	—	—	—
Angelo Vitale	—	—	—	—	—	—	—
Suzanne Shank	—	—	—	—	—	—	—
Nancy Tellem(9)	35,000	*	—	—	*	35,000	*
Jonathan Mariner	—	—	—	—	—	—	—
All directors and executive officers as a group (10 persons)	611,565	0.5%	1,848,879,483	100.0%	80.6%	1,849,491,048	93.2%

*
Less than one percent.

(1)
Except as described by the Voting Limitation, each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class B common stock. Without the Voting Limitation, RHI would have approximately 99% of the combined voting power of our common stock. Each share of our Class B common stock and Class D common stock, as applicable, will automatically convert into one share of Class A common stock or Class C common stock, as applicable, (a) immediately prior to any sale or other transfer of such share by a holder of such share, subject to certain limited exceptions, such as transfers to permitted transferees, or (b) if the RHI Parties own less than 10% of our issued and outstanding common stock.

(2)
The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership reported assume that (a) all Holdings Units (together with the corresponding shares of Class D common stock) have been exchanged for shares of Class B common stock and (b) all shares of Class B common stock have been converted into shares of Class A common stock.

(3)
Percentage of voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock voting together as a single class.

(4)
Based on a Form 4 filed with the SEC on March 31, 2021. RHI beneficially owns 1,847,777,661Holdings Units and an equal number of shares of Class D common stock.

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(5)
Based on a Schedule 13G/A (Amendment No. 1) filed with the SEC on February 12, 2021. This report includes holdings of various subsidiaries of the holding company. Invesco Ltd reported sole voting power for 10,443,620 shares of Class A common stock and sole dispositive power for 10,692,985 shares of Class A common stock. The address for Invesco Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

(6)
Based on a Schedule 13G filed with the SEC on February 16, 2021. The address for Caledonia (Private) Investments Pty Limited is Level 10, 131 Macquarie Street, Sydney, NSW, 2000, Australia.

(7)
Dan Gilbert holds 1,101,822 Holdings Units and an equal number of shares of Class D common stock and is the beneficial owner of, and has voting and dispositive control, with respect to 372,565 shares of our Class A common stock held of record by Dan and certain of his affiliates. Dan is the majority shareholder of RHI and has voting and dispositive control, and beneficial ownership, with respect to the Holdings Units and shares of Class D common stock held of record by RHI. See footnote 4 above.

(8)
Represents shares of Class A common stock held in trust for the benefit of Jay Farner’s children, for which his spouse serves as trustee. Jay disclaims beneficial ownership of the shares of Class A common stock held in the trust, except to the extent of his pecuniary interest therein.

(9)
Represents shares of Class A common stock held by Nancy Tellem’s spouse.

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Audit Committee Report
KEY RESPONSIBILITIES OF OVERSIGHT
On behalf of our Board, our Audit Committee provides independent oversight of:
•
The reliability and integrity of the Company’s accounting policies and financial statements;

•
The Company’s compliance with legal and regulatory requirements;

•
The qualifications, scope of work, performance and independence of Ernst & Young LLP, the Company’s independent registered public accounting firm;

•
The performance of the Company’s internal audit function and its system of internal controls;

•
Compliance with the Code of Conduct and Ethics and implementation and effectiveness of the Company’s compliance and ethics programs; and

•
The Company’s major financial risk exposures, and management’s risk assessment and risk management policies.

REQUIRED COMMUNICATIONS WITH AUDIT COMMITTEE
As part of its oversight of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, our Audit Committee reviewed and discussed with management and Ernst & Young, the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2020 and Ernst & Young’s report on those financial statements. Our Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
These required communications included Ernst & Young’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies and critical audit matters addressed in Ernst & Young’s audit report. Our Audit Committee also received the written disclosures and a letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with our Audit Committee concerning independence. Our Audit Committee has discussed with Ernst & Young its independence with respect to the Company and has considered whether Ernst & Young’s provision of non-audit services is compatible with its independence.
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AUDIT COMMITTEE RECOMMENDATION
Based upon these reviews and discussions, our Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 to be filed with the SEC. Our Audit Committee also appointed Ernst & Young to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
This report has been furnished by the members of our Audit Committee of our Board:
Audit Committee
Jonathan Mariner, Chair
Matthew Rizik
Suzanne Shank
Nancy Tellem
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Audit Committee Matters
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee has the sole authority to review in advance, and pre-approve (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided by the Company’s independent auditors and to approve all related fees and other terms of engagement to ensure that the provision of these services do not impair the independence of the Company’s independent audit firm from the Company and its subsidiaries.
All of the services rendered by Ernst & Young to the Company and its subsidiaries during 2020 were pre-approved by our Audit Committee.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
Our Audit Committee retained Ernst & Young to audit the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019. Fees billed for services rendered by Ernst & Young for each of 2020 and 2019 are set forth below (in thousands).
Type of Service	2020 ($)	2019 ($)
Audit Fees(1)	3,597	3,863
Audit-Related Fees(2)	705	502
Tax Fees(3)	—	178
All Other Fees(4)	—	—
Total	4,302	4,543

(1)
Audit Fees for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees represent fees relating to tax compliance matters.

(4)
All Other Fees represent fees for services other than those included above, including non-financial attestation services.

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Proposal No. 2—Ratification Of Appointment Of Independent Registered Public Accounting Firm For 2021
Our Audit Committee has unanimously reappointed Ernst & Young as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the year ended December 31, 2021. Although stockholder approval is not required for such appointment, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future.
Ernst & Young served as the Company’s independent registered public accounting firm during 2020 and, in that capacity, rendered a report on the Company’s consolidated financial statements as of and for the year ended December 31, 2020. Ernst & Young has served as the independent auditor of RHI and its subsidiaries since 1999.
SUPPORT FOR RECOMMENDATION
In determining that retaining Ernst & Young for 2021 was in the best interests of the Company and its stockholders, our Audit Committee reviewed:
•
Ernst & Young’s performance on the Company’s audit and non-audit work for the year ended December 31, 2020 and recent prior years, and management’s assessment of such performance;

•
Ernst & Young’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;

•
External data on audit quality and performance, including results of recent PCAOB reports on Ernst & Young and peer firms and improvements made from period to period;

•
The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services;

•
The quality of Ernst & Young’s communications to and interactions with our Audit Committee at meetings and our Audit Committee Chair between meetings; and

•
The benefits of having a long-tenured auditor and the institutional knowledge gained from prior years of engagement.

In accordance with SEC rules, the maximum number of consecutive years of service for lead and concurring review audit partners for public companies is five years. Our lead audit partner has served in such role since 2020, and therefore has four years of service remaining in such capacity. Assuming the continuing engagement of Ernst & Young as our independent registered public accounting firm, our Audit Committee will pursue a process up to a year in advance in considering potential lead audit partner candidates and will obtain significant input from management and Ernst & Young, conduct interviews and take other appropriate actions before it approves the new lead engagement partner.
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NON-BINDING VOTE
Our Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and stockholder approval is not required to appoint Ernst & Young as our independent registered public accounting firm. However, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Our Audit Committee may retain another independent registered public accounting firm at any time if it concludes that such change would be in the best interest of the Company’s stockholders, even if the stockholders approve this proposal.
INQUIRIES OF ERNST & YOUNG AT ANNUAL MEETING
We expect representatives of Ernst & Young will be present at the 2021 annual meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.
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Proposal No. 3—Advisory Vote On Named Executive Officer Compensation
We recognize the interest our stockholders have in the compensation of our executives. We are asking stockholders to approve a non-binding advisory resolution to approve the Company’s executive compensation as reported in this proxy statement (commonly known as a “Say-on-Pay” proposal) in recognition of that interest and as required by Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
SUPPORT FOR RECOMMENDATION
We believe our compensation structure is designed to provide executives with significant equity stakes that enhance their alignment with stockholders, serve key retention needs, motivate our named executive officers to achieve or exceed discretionary objectives that align with our business strategy, and reward them for their achievements when those objectives are met.
Stockholders are urged to read the “Compensation Discussion And Analysis” section of this proxy statement, which describes in more detail how the Company’s compensation policies, procedures and determinations for our named executive officers achieve the Company’s compensation objectives, and the Summary Compensation Table For 2020 And 2019 and other compensation tables, notes and narrative, which provide additional information on the compensation of our named executive officers. In Proposal 4 to this proxy statement, we are also asking stockholders in a non-binding advisory proposal to vote on the preferred frequency of the Say-on-Pay proposal.
NON-BINDING VOTE
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2021 annual meeting:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission including the Compensation Discussion And Analysis, the Summary Compensation Table For 2020 And 2019 and the other related tables and disclosure.
The Say-on-Pay vote is advisory, and therefore not binding on the Company, our Compensation Committee or our Board. We value the opinions of our stockholders and to the extent that this proposal
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is not approved by a significant margin, our Compensation Committee will evaluate whether any actions are necessary to address the general concerns expressed by this vote.
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Proposal No. 4—Advisory Vote On The Frequency Of The Advisory Vote On Named Executive Officer Compensation
In accordance with Section 14A of the Exchange Act, the Company is asking stockholders to indicate how frequently they would like the Company to hold an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3 in this proxy statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote be held on named executive officer compensation once every one, two or three years, or may abstain. Stockholders will have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years.
SUPPORT FOR RECOMMENDATION
Our Board believes that a frequency of every “three years” is the appropriate choice for conducting and responding to a Say-on-Pay vote for the Company because a vote every three years helps our stockholders consider the effectiveness of our compensation strategies over a longer term than an annual vote. We recognize that our annual compensation programs and determinations for the named executive officers will still be of significant interest to our stockholders, and encourage stockholders who have concerns about executive compensation during the interval between Say-on-Pay proposals to discuss such matters with our Board or Compensation Committee as described under “Board Matters — Stockholder Communications With Our Board” or otherwise through the Company’s stockholder engagement efforts.
NON-BINDING VOTE
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on our Board, but our Board will give careful consideration to the voting results on this proposal.
Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
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Questions And Answers About The Proxy Materials And 2021 Annual Meeting
When Will The 2021 Annual Meeting Be Held?
The annual meeting will be held virtually via a live webcast on Tuesday, May 25, 2021, at 1:00 p.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/RKT2021.
How Do I Attend The 2021 Annual Meeting?
You can attend the annual meeting online, vote your shares electronically and submit questions during the annual meeting by visiting www.virtualshareholdermeeting.com/RKT2021. You will not be able to attend the annual meeting in person. The live webcast of the annual meeting will begin promptly at 1:00 p.m., Eastern Daylight Time on Tuesday, May 25, 2021. All stockholders may attend and listen to the live webcast of the annual meeting.
You may electronically vote your shares and submit questions at the annual meeting by using the 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials). If you lose your 16-digit control number, you may join the annual meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date. If your shares are held in street name and you did not receive a 16-digit control number, you may be able to gain access to and vote at the annual meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
We recommend that you log in at least 15 minutes before the annual meeting begins to ensure ample time to complete the check-in procedures. A replay of the annual meeting audio webcast will be available on our website for approximately one year following the annual meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call the technical support number that will be posted on the annual meeting log-in page.
You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed in this proxy statement.
How Will The Virtual Meeting Format Impact Stockholder Viewing And Participation At The 2021 Annual Meeting?
The virtual meeting format for the annual meeting will enable participation by our stockholders from anywhere in the world at little to no cost, which we believe enhances stockholder access to the annual meeting and communication with management and the Board. We have structured the virtual annual meeting to afford stockholders an opportunity to participate as they would in an in-person meeting. We will answer any timely submitted and relevant questions on a matter to be voted on at the annual meeting before voting is closed on the matter. Following adjournment of the formal business of the annual meeting, we will address appropriate questions from stockholders regarding the Company as time allows.
The Company requests that stockholders submit questions in advance of the annual meeting by sending questions to ir@rocketcompanies.com. During the annual meeting, questions relating to stockholder proposals or the Company may be submitted in the field provided on the virtual meeting website at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
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While we will try to answer as many appropriate questions as we can during the time allotted for questions during the annual meeting, we may not have the time to respond to all questions submitted. If we are unable to answer all questions, stockholders may submit questions after the annual meeting to ir@rocketcompanies.com.
Additional information regarding the rules and procedures for how the Company will run the annual meeting and stockholder participation in the annual meeting will be provided in our meeting rules of conduct, which stockholders can view during the meeting at the virtual meeting website. The rules of conduct are designed to allow us to conduct an orderly meeting in fairness to all stockholders.
Why Am I Receiving These Materials?
You have received this proxy statement and related materials because at the close of business on the record date, you owned shares of the Company’s common stock and our Board is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement summarizes information relevant to your vote.
What Is A Notice Of Internet Availability Of Proxy Materials?
Instead of mailing a printed copy of our proxy materials to each stockholder of record, we are permitted under SEC rules to furnish our proxy materials by providing access to such documents over the Internet. Therefore, stockholders generally will not receive printed copies of the proxy materials unless they request them. If you would like to request a copy of the materials for the annual meeting, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.
A Notice of Internet Availability of Proxy Materials provides instructions for accessing our proxy materials over the Internet and was mailed directly to stockholders of record. The Notice of Internet Availability of Proxy Materials also provides instructions regarding how stockholders of record may vote their shares over the Internet. Stockholders of record who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.
The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the annual meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it.
The brokerage firm, bank or other holder of record who is considered the stockholder of record will forward a notice that directs beneficial owners of our common stock to the website where they can access our proxy materials to each beneficial stockholder. Such brokerage firm, bank or other holder of record also will provide each beneficial owner with instructions on how to request a paper or e-mail copy of our proxy materials.
To enroll in the electronic delivery service for future stockholder meetings, use your Notice of Internet Availability of Proxy Materials (or proxy card or voting instruction card, if you received printed copies of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
Who Can Vote At The 2021 Annual Meeting?
All stockholders of record of our common stock on the record date and beneficial owners of our common stock on the record date holding a valid proxy for the annual meeting from their broker, bank or other nominee giving them the right to vote the shares, are entitled to attend and vote at the annual meeting.
Except as described further below, each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. All classes of our common stock with voting rights will vote together as a single class on all matters described in this proxy
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statement. As of the record date, there were 1,984,454,348 shares of common stock outstanding, consisting of 135,574,865 shares of Class A common stock and 1,848,879,483 shares of Class D common stock. As of the record date, all of our outstanding Class D common stock is held by RHI and Dan Gilbert. There are no outstanding shares of Class B common stock or Class C common stock.
The Voting Limitation in our certificate of incorporation provides that, at any time when the aggregate voting power of the RHI Securities would be equal to or greater than 79% of the total voting power of our outstanding stock, the number of votes per share of each RHI security will be reduced such that the aggregate voting power of all of the RHI Securities is equal to 79%.
As a result of the Voting Limitation, as of the record date, (a) each outstanding share of Class D common stock held by RHI is entitled to 0.2984 votes per share, representing an aggregate of 79.0% of the combined voting power of our outstanding common stock, (b) each outstanding share of Class D common stock held by Dan Gilbert is entitled to 10 votes per share, representing an aggregate of 1.6% of the combined voting power of our outstanding common stock and (c) each outstanding share of Class A common stock, including those held by Dan Gilbert and certain of his affiliates, is entitled to one vote per share, representing an aggregate of 19.4% of the combined voting power of our outstanding common stock. Because each holder of Class B common stock and Class D common stock is entitled to 10 votes per share, RHI will continue to have such control as long as it owns at least 10% of our issued and outstanding common stock. Without the Voting Limitation, RHI would have approximately 99% of the combined voting power of our common stock.
What Votes Need To Be Present To Hold The 2021 Annual Meeting?
Holders of a majority of the voting power of all shares of common stock outstanding on the record date and entitled to vote at the meeting must be present at the annual meeting, by remote communication or represented by proxy, to constitute a quorum for the transaction of any business. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. In the absence of a quorum, the holders of a majority of the voting power of the shares of stock present at the meeting may adjourn or postpone such meeting to another time or place.
What Is The Difference Between Holding Shares Of Common Stock As A Stockholder Of Record And As A Beneficial Owner?
If your shares of common stock are registered directly in your name with the Company’s transfer agent, Computershare Trust Company N.A., you are considered the “stockholder of record” with respect to those shares and the Notice of Internet Availability of Proxy Materials was sent directly to you.
If your shares of common stock are held with a broker, bank or other nominee, you are considered the “beneficial owner” with respect to those shares. Your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares has forwarded to you a notice directing you to the website where you can access our proxy materials. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares.
How Do I Vote If I Am A Stockholder Of Record?
If you are a stockholder of record, you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank or other nominee instead of as the registered holder – beneficial holders should follow the voting instructions provided by their respective nominees):
Over The Internet. Go To www.proxyvote.com. You should review the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials and visit www.proxyvote.com. You
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can use the Internet 24 hours a day, seven days a week, to submit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on May 24, 2021. Have your proxy card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and vote.
By Telephone. Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 24, 2021. Have your proxy card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.
By E-Mail. E-Mail sendmaterial@proxyvote.com. If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2021 to facilitate timely delivery of the proxy materials.
By Mail. If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and mailing your proxy card and returning it in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. We must receive proxy cards submitted by mail no later than May 24, 2021 to be voted at the annual meeting.
During The Annual Meeting. Visit www.virtualshareholdermeeting.com/RKT2021. Stockholders of record may attend the annual meeting via the Internet and vote electronically during the annual meeting. Have available the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials or your proxy card (if you requested a printed copy of the proxy materials) in hand when you access the website and follow the instructions to vote.
If, prior to the annual meeting, you vote over the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If, prior to the annual meeting, you vote over the Internet or by telephone, do not return a proxy card or vote at the annual meeting unless you intend to revoke your previously submitted proxy.
How Do I Vote If I Am A Beneficial Owner?
As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank or other nominee. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction card you received from them. Please return your completed voting instruction card to your broker, bank or other nominee. If your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.
If you do not direct your broker, bank or other nominee how to vote your shares, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the annual meeting, your broker, bank or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non-votes.” Therefore, it is very important for you to vote your shares for each proposal.
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What Can I Do If I Change My Mind After I Vote?
If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:
•
Timely written notice of revocation to our General Counsel and Corporate Secretary at 1050 Woodward Avenue, Detroit, MI 48226.

•
A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.

•
Participating in the annual meeting live via the Internet and voting again.

Only the latest validly executed proxy that you submit will be counted. Your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.
If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee.
What Matters Am I Voting On, How May I Vote On Each Matter, And How Does Our Board Recommend That I Vote On Each Matter?
Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions you give. If no instructions are given (except in the case of broker non-votes), the persons named as proxies will vote the shares of common stock in accordance with the recommendations of our Board. The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how our Board recommends that you vote on each proposal.
Proposal		How may I vote?	How does our Board recommend that I vote?
1	Election Of Class I Directors
•
FOR the election of all Class I director nominees named herein

•
WITHHOLD authority to vote for all such Class I director nominees

•
FOR the election of all such Class I director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy

Our Board recommends that you vote FOR all Class I director nominees
2	Ratification Of Appointment Of The Independent Registered Public Accounting Firm
•
FOR or AGAINST the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021

•
You may indicate that you wish to ABSTAIN from voting on the matter

Our Board recommends that you vote FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021
3	Advisory Vote On Named Executive Officer Compensation	• FOR or AGAINST the advisory approval of the compensation of our named executive officers • You may indicate that you wish to ABSTAIN from voting on the matter	Our Board recommends that you vote FOR the advisory approval of the compensation of our named executive officers
4	Advisory Vote On The Frequency Of The Advisory Vote On Named Executive Officer Compensation	• You may vote one of: EVERY YEAR, EVERY TWO YEARS or EVERY THREE YEARS • You may indicate that you wish to ABSTAIN from voting on the matter	Our Board recommends you vote to conduct future advisory votes on named executive officer compensation every THREE YEARS
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What Is The Voting Requirement To Approve Each Of The Proposals?
Proposal		Required Vote	Vote Impact
			For	Withhold/ Against	Abstain	Broker Non-Votes
1	Election Of Class I Directors	Plurality of the votes cast	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast
2	Ratification Of Appointment Of The Independent Registered Public Accounting Firm	Majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	—
3	Advisory Vote On Named Executive Officer Compensation	Majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	Not entitled to vote
Proposal		Required Vote	Vote Impact
			One Year	Two Years	Three Years	Abstain	Broker Non-Votes
4	Advisory Vote On The Frequency Of The Advisory Vote On Named Executive Officer Compensation	Majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote thereon	For every one year	For every two years	For every three years	Against all other options	Not entitled to vote
Although the advisory votes in Proposals 2, 3 and 4 are not binding, our Board and its respective committees will take your vote into consideration in determining future activities. With respect to Proposal 4, our Board expects to be guided by the alternative that receives the greatest number of votes.
If any other matter is properly submitted to the stockholders at the annual meeting, its adoption generally will require the affirmative vote of the majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote on the matter. As of the date of this proxy statement, our Board knows of no matter that will be presented for action by the stockholders at the annual meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the stockholders properly comes before the annual meeting, the individuals acting under the proxies solicited by our Board will vote and act as our Board recommends or, if our Board gives no recommendation, according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.
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What Does It Mean If I Receive More Than One Notice Of Internet Availability Of Proxy Materials, Proxy Card Or Voting Instruction Card?
If you receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each Notice, proxy card and voting instruction card that you receive.
Who Will Count The Votes And Where Can I Find The Voting Results?
The Inspector of Elections appointed at the annual meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the annual meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the annual meeting and report the final voting results in a current report on Form 8-K as soon as they are available.
Who Will Pay The Costs Of Soliciting These Proxies?
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. We will furnish copies of solicitation materials to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other team members.
Has The Company Taken Steps To Eliminate The Receipt Of Duplicative Proxy Materials?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single annual report and/or a single proxy statement or (ii) a single Notice of Internet Availability of Proxy Materials to multiple stockholders of record who share an address, unless we have received contrary instructions from one or more of the stockholders. A stockholder of record at a shared address may call Broadridge, toll free, 1-866-540-7095, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, to: (i) request additional copies of the annual report, proxy statement or Notice of Internet Availability of Proxy Materials; (ii) notify the Company that such stockholder of record wishes to receive a separate annual report to stockholders, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, in the future; or (iii) notify the Company that such stockholder of record wishes to receive a single annual report to stockholders, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, in the future.
If you are a beneficial owner, you may revoke your consent to householding by notifying your broker, bank or other nominee.
Will A List Of Company Stockholders Be Available To Inspect?
A list of our stockholders as of the record date will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the annual meeting. The list of stockholders will also be available for examination during the meeting by logging in using your 16-digit control number following the instructions available on the meeting website.
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Who Should I Call If I Have Any Questions?
If you have any questions about the annual meeting, please contact our General Counsel and Corporate Secretary by telephone at (313) 373-7990. If you have any questions about your ownership of our common stock, please contact our transfer agent, Computershare Trust Company N.A., at PO Box 505000, Louisville, Kentucky 40233-5000, by telephone (800) 736-3001 or visit http://www.computershare.com/investor, or contact your broker, bank or other nominee.
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Other Matters
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. Based solely on our review of such filed reports and representations from our directors and executive officers that no other reports were required, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2020, except that Brian Brown, our Chief Accounting Officer, filed his Form 3 two days after the effective date of the registration statement for our IPO.
PRESENTATION OF STOCKHOLDER PROPOSALS AND NOMINATIONS AT 2022 ANNUAL MEETING
Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2022 annual meeting of stockholders (other than Rule 14a-8 stockholder proposals, discussed below) must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Amended and Restated Bylaws. This notice must be received by the Company’s Secretary at the principal executive offices of the Company no earlier than January 25, 2022 and no later than February 24, 2022. Stockholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals.
The requirements for advance notice of stockholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. The deadline for stockholders to submit proposals to be included in our proxy statement for our 2022 annual meeting of stockholders under Rule 14a-8 under the Exchange Act is December 15, 2021. However, if the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to the Company’s Secretary at the principal executive offices of the Company on a timely basis.
Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws or Rule 14a-8, as applicable, and other applicable requirements.
ACCESS TO REPORTS AND OTHER INFORMATION
We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.
Our website is ir.rocketcompanies.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 1050 Woodward Avenue, Detroit, MI 48226.
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Our website or the websites of other third parties noted herein and the information contained on, or that can be accessed through, such websites will not be deemed to be incorporated by reference in, and are not considered part of, this proxy statement.
FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, prospects, plans, metrics for 2021 and objectives of management are forward-looking statements.
As you read this proxy statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Item 1A. Risk Factors” of our annual report on Form 10-K and subsequent reports that we file with the SEC. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.
Our forward-looking statements made herein are made only as of the date of this proxy statement. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this proxy statement.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of our Board of Directors,
ANGELO VITALE
General Counsel and Secretary
Detroit, Michigan
April 14, 2021
Rocket Companies • 2021 Proxy Statement	94 of 94

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D49501-P49279 Nominees: 01) Jay Farner 02) Jennifer Gilbert 03) Jonathan Mariner 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. Approval (on a non-binding, advisory basis) of the compensation of our named executive officers. 4. Approval (on a non-binding, advisory basis) of whether an advisory vote on the compensation of our named executive officers should occur every one, two or three years. 1. Election of Class I Directors ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! ROCKET COMPANIES, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR ALL number(s) of the nominee(s) on the line below. of the following: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote 3 YEARS on the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. ROCKET COMPANIES, INC. 1050 WOODWARD AVENUE DETROIT, MICHIGAN 48226 ! ! ! ! 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 24, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RKT2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 24, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com. D49502-P49279 ROCKET COMPANIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 25, 2021 The stockholder(s) hereby appoint(s) Julie Booth and Angelo Vitale, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this ballot, and to vote in their judgment upon all other matters that may properly come before the Annual Meeting, all of the shares of Class A common stock and/or Class D common stock of Rocket Companies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. Eastern Time on Tuesday, May 25, 2021, virtually by live webcast at www.virtualshareholdermeeting.com/RKT2021, and any adjournment or postponement thereof. The undersigned revokes any proxy previously given to vote at the Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, WHICH ARE SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side